Exhibit 4.16

ISDA®
International Swaps and Derivatives Association, Inc.

2002 MASTER AGREEMENT

dated as of .	October 25, 2007

Royal Bank of Canada (“Party A”)	and	RBC Covered Bond Guarantor Limited Partnership (“Party B”)
have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this 2002 Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties or otherwise effective for the purpose of confirming or evidencing those Transactions.  This 2002 Master Agreement and the Schedule are together referred to as this “Master Agreement”.

Accordingly, the parties agree as follows:—

1.            Interpretation

(a)           Definitions.  The terms defined in Section 14 and elsewhere in this Master Agreement will have the meanings therein specified for the purpose of this Master Agreement.

(b)           Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.

(c)           Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.            Obligations

(a)           General Conditions.

(i)            Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)           Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency.  Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

Copyright © 2002 by International Swaps and Derivatives Association, Inc.

(iii)           Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other condition specified in this Agreement to be a condition precedent for the purpose of this Section 2(a)(iii).

(b)           Change of Account.  Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the Scheduled Settlement Date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)           Netting of Payments.  If on any date amounts would otherwise be payable:—

(i)            in the same currency; and

(ii)           in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by which the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount and payment obligation will be determined in respect of all amounts payable on the same date in the same currency in respect of those Transactions, regardless of whether such amounts are payable in respect of the same Transaction.  The election may be made in the Schedule or any Confirmation by specifying that “Multiple Transaction Payment Netting” applies to the Transactions identified as being subject to the election (in which case clause (ii) above will not apply to such Transactions).  If Multiple Transaction Payment Netting is applicable to Transactions, it will apply to those Transactions with effect from the starting date specified in the Schedule or such Confirmation, or, if a starting date is not specified in the Schedule or such Confirmation, the starting date otherwise agreed by the parties in writing.  This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)          Deduction or Withholding for Tax.

(i)           Gross-Up.  All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect.  If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)           promptly notify the other party (“Y”) of such requirement;

(2)           pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)           promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)           if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A)           the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)           the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, after a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)           Liability.  If:—

(1)           X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)           X does not so deduct or withhold; and

(3)           a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

3.            Representations

Each party makes the representations contained in Sections 3(a), 3(b), 3(c), 3(d), 3(e) and 3(f) and, if specified in the Schedule as applying, 3(g) to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement).  If any “Additional Representation” is specified in the Schedule or any Confirmation as applying, the party or parties specified for such Additional Representation will make and, if applicable, be deemed to repeat such Additional Representation at the time or times specified for such Additional Representation.

(a)           Basic Representations.

(i)           Status.  It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)           Powers.  It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)           No Violation or Conflict.  Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)           Consents.  All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)           Obligations Binding.  Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)           Absence of Certain Events.  No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)           Absence of Litigation.  There is not pending or, to its knowledge, threatened against it, any of its Credit Support Providers or any of its applicable Specified Entities any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)           Accuracy of Specified Information.  All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)           Payer Tax Representation.  Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)            Payee Tax Representations.  Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

(g)           No Agency.  It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

4.            Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a)           Furnish Specified Information.  It will deliver to the other party or, in certain cases under clause (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)            any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)           any other documents specified in the Schedule or any Confirmation; and

(iii)          upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)           Maintain Authorisations.  It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)           Comply With Laws.  It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)           Tax Agreement.  It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)           Payment of Stamp Tax.  Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled or considered to have its seat, or where an Office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”), and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.            Events of Default and Termination Events

(a)           Events of Default.  The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes (subject to Sections 5(c) and 6(e)(iv)) an event of default (an “Event of Default”) with respect to such party:—

(i)            Failure to Pay or Deliver.  Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 9(h)(i)(2) or (4) required to be made by it if such failure is not remedied on or before the first Local Business Day in the case of any such payment or the first Local Delivery Day in the case of any such delivery after, in each case, notice of such failure is given to the party;

(ii)           Breach of Agreement; Repudiation of Agreement.

(1)           Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 9(h)(i)(2) or (4) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied within 30 days after notice of such failure is given to the party; or

(2)           the party disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, this Master Agreement, any Confirmation executed and delivered by that party or any Transaction evidenced by such a Confirmation (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(iii)          Credit Support Default.

(1)           Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)           the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document, or any security interest granted by such party or such Credit Support Provider to the other party pursuant to any such Credit Support Document, to be in full force and effect for the purpose of this Agreement (in each case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)           the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(iv)          Misrepresentation. A representation (other than a representation under Section 3(e) or 3(f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)           Default Under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1)           defaults (other than by failing to make a delivery) under a Specified Transaction or any credit support arrangement relating to a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, such default results in a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction;

(2)           defaults, after giving effect to any applicable notice requirement or grace period, in making any payment due on the last payment or exchange date of, or any payment on early termination of, a Specified Transaction (or, if there is no applicable notice requirement or grace period, such default continues for at least one Local Business Day);

(3)           defaults in making any delivery due under (including any delivery due on the last delivery or exchange date of) a Specified Transaction or any credit support arrangement relating to a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, such default results in a liquidation of, an acceleration of obligations under, or an early termination of, all transactions outstanding under the documentation applicable to that Specified Transaction; or

(4)           disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, a Specified Transaction or any credit support arrangement relating to a Specified Transaction that is, in either case, confirmed or evidenced by a document or other confirming evidence executed and delivered by that party, Credit Support Provider or Specified Entity (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)           Cross-Default.  If “Cross-Default” is specified in the Schedule as applying to the party, the occurrence or existence of:—

(1)           a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) where the aggregate principal amount of such agreements or instruments, either alone or together with the amount, if any, referred to in clause (2) below, is not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments before it would otherwise have been due and payable; or

(2)           a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments under such agreements or instruments on the due date for payment (after giving effect to any applicable notice requirement or grace period) in an aggregate amount, either alone or together with the amount, if any, referred to in clause (1) above, of not less than the applicable Threshold Amount;

(vii)         Bankruptcy.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1)           is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4)(A) institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official, or (B) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and such proceeding or petition is instituted or presented by a person or entity not described in clause (A) above and either (I) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (II) is not dismissed, discharged, stayed or restrained in each case within 15 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 15 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) above (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)        Merger Without Assumption.  The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, or reorganises, reincorporates or reconstitutes into or as, another entity and, at the time of such consolidation, amalgamation, merger, transfer, reorganisation, reincorporation or reconstitution:—

(1)           the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party; or

(2)           the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)           Termination Events.  The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes (subject to Section 5(c)) an Illegality if the event is specified in clause (i) below, a Force Majeure Event if the event is specified in clause (ii) below, a Tax Event if the event is specified in clause (iii) below, a Tax Event Upon Merger if the event is specified in clause (iv) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to clause (v) below or an Additional Termination Event if the event is specified pursuant to clause (vi) below:—

(i)            Illegality.  After giving effect to any applicable provision, disruption fallback or remedy specified in, or pursuant to, the relevant Confirmation or elsewhere in this Agreement, due to an event or circumstance (other than any action taken by a party or, if applicable, any Credit Support Provider of such party) occurring after a Transaction is entered into, it becomes unlawful under any applicable law (including without limitation the laws of any country in which payment, delivery or compliance is required by either party or any Credit Support Provider, as the case may be), on any day, or it would be unlawful if the relevant payment, delivery or compliance were required on that day (in each case, other than as a result of a breach by the party of Section 4(b)):—

(1)           for the Office through which such party (which will be the Affected Party) makes and receives payments or deliveries with respect to such Transaction to perform any absolute or contingent obligation to make a payment or delivery in respect of such Transaction, to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)           for such party or any Credit Support Provider of such party (which will be the Affected Party) to perform any absolute or contingent obligation to make a payment or delivery which such party or Credit Support Provider has under any Credit Support Document relating to such Transaction, to receive a payment or delivery under such Credit Support Document or to comply with any other material provision of such Credit Support Document;

(ii)           Force Majeure Event.  After giving effect to any applicable provision, disruption fallback or remedy specified in, or pursuant to, the relevant Confirmation or elsewhere in this Agreement, by reason of force majeure or act of state occurring after a Transaction is entered into, on any day:—

(1)           the Office through which such party (which will be the Affected Party) makes and receives payments or deliveries with respect to such Transaction is prevented from performing any absolute or contingent obligation to make a payment or delivery in respect of such Transaction, from receiving a payment or delivery in respect of such Transaction or from complying with any other material provision of this Agreement relating to such Transaction (or would be so prevented if such payment, delivery or compliance were required on that day), or it becomes impossible or impracticable for such Office so to perform, receive or comply (or it would be impossible or impracticable for such Office so to perform, receive or comply if such payment, delivery or compliance were required on that day); or

(2)           such party or any Credit Support Provider of such party (which will be the Affected Party) is prevented from performing any absolute or contingent obligation to make a payment or delivery which such party or Credit Support Provider has under any Credit Support Document relating to such Transaction, from receiving a payment or delivery under such Credit Support Document or from complying with any other material provision of such Credit Support Document (or would be so prevented if such payment, delivery or compliance were required on that day), or it becomes impossible or impracticable for such party or Credit Support Provider so to perform, receive or comply (or it would be impossible or impracticable for such party or Credit Support Provider so to perform, receive or comply if such payment, delivery or compliance were required on that day), so long as the force majeure or act of state is beyond the control of such Office, such party or such Credit Support Provider, as appropriate, and such Office, party or Credit Support Provider could not, after using all reasonable efforts (which will not require such party or Credit Support Provider to incur a loss, other than immaterial, incidental expenses), overcome such prevention, impossibility or impracticability;

(iii)          Tax Event. Due to (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, after a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (2) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Settlement Date (A) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 9(h)) or (B) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 9(h)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iv)          Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Settlement Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 9(h)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets (or any substantial part of the assets comprising the business conducted by it as of the date of this Master Agreement) to, or reorganising, reincorporating or reconstituting into or as, another entity (which will be the Affected Party) where such action does not constitute a Merger Without Assumption;

(v)           Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, a Designated Event (as defined below) occurs with respect to such party, any Credit Support Provider of such party or any applicable Specified Entity of such party (in each case, “X”) and such Designated Event does not constitute a Merger Without Assumption, and the creditworthiness of X or, if applicable, the successor, surviving or transferee entity of X, after taking into account any applicable Credit Support Document, is materially weaker immediately after the occurrence of such Designated Event than that of X immediately prior to the occurrence of such Designated Event (and, in any such event, such party or its successor, surviving or transferee entity, as appropriate, will be the Affected Party). A “Designated Event” with respect to X means that:—

(1)           X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets (or any substantial part of the assets comprising the business conducted by X as of the date of this Master Agreement) to, or reorganises, reincorporates or reconstitutes into or as, another entity;

(2)           any person, related group of persons or entity acquires directly or indirectly the beneficial ownership of (A) equity securities having the power to elect a majority of the board of directors (or its equivalent) of X or (B) any other ownership interest enabling it to exercise control of X; or

(3)           X effects any substantial change in its capital structure by means of the issuance, incurrence or guarantee of debt or the issuance of (A) preferred stock or other securities convertible into or exchangeable for debt or preferred stock or (B) in the case of entities other than corporations, any other form of ownership interest; or

(vi)           Additional Termination Event.  If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties will be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)           Hierarchy of Events.

(i)            An event or circumstance that constitutes or gives rise to an Illegality or a Force Majeure Event will not, for so long as that is the case, also constitute or give rise to an Event of Default under Section 5(a)(i), 5(a)(ii)(1) or 5(a)(iii)(1) insofar as such event or circumstance relates to the failure to make any payment or delivery or a failure to comply with any other material provision of this Agreement or a Credit Support Document, as the case may be.

(ii)           Except in circumstances contemplated by clause (i) above, if an event or circumstance which would otherwise constitute or give rise to an Illegality or a Force Majeure Event also constitutes an Event of Default or any other Termination Event, it will be treated as an Event of Default or such other Termination Event, as the case may be, and will not constitute or give rise to an Illegality or a Force Majeure Event.

(iii)          If an event or circumstance which would otherwise constitute or give rise to a Force Majeure Event also constitutes an Illegality, it will be treated as an Illegality, except as described in clause (ii) above, and not a Force Majeure Event.

(d)           Deferral of Payments and Deliveries During Waiting Period.  If an Illegality or a Force Majeure Event has occurred and is continuing with respect to a Transaction, each payment or delivery which would otherwise be required to be made under that Transaction will be deferred to, and will not be due until:—

(i)            the first Local Business Day or, in the case of a delivery, the first Local Delivery Day (or the first day that would have been a Local Business Day or Local Delivery Day, as appropriate, but for the occurrence of the event or circumstance constituting or giving rise to that Illegality or Force Majeure Event) following the end of any applicable Waiting Period in respect of that Illegality or Force Majeure Event, as the case may be; or

(ii)           if earlier, the date on which the event or circumstance constituting or giving rise to that Illegality or Force Majeure Event ceases to exist or, if such date is not a Local Business Day or, in the case of a delivery, a Local Delivery Day, the first following day that is a Local Business Day or Local Delivery Day, as appropriate.

(e)           Inability of Head or Home Office to Perform Obligations of Branch. If (i) an Illegality or a Force Majeure Event occurs under Section 5(b)(i)(1) or 5(b)(ii)(1) and the relevant Office is not the Affected Party’s head or home office, (ii) Section 10(a) applies, (iii) the other party seeks performance of the relevant obligation or compliance with the relevant provision by the Affected Party’s head or home office and (iv) the Affected Party’s head or home office fails so to perform or comply due to the occurrence of an event or circumstance which would, if that head or home office were the Office through which the Affected Party makes and receives payments and deliveries with respect to the relevant Transaction, constitute or give rise to an Illegality or a Force Majeure Event, and such failure would otherwise constitute an Event of Default under Section 5(a)(i) or 5(a)(iii)(1) with respect to such party, then, for so long as the relevant event or circumstance continues to exist with respect to both the Office referred to in Section 5(b)(i)(1) or 5(b)(ii)(1), as the case may be, and the Affected Party’s head or home office, such failure will not constitute an Event of Default under Section 5(a)(i) or 5(a)(iii)(1).

6.            Early Termination; Close-out Netting

(a)           Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions.  If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)           Right to Terminate Following Termination Event.

(i)           Notice. If a Termination Event other than a Force Majeure Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction, and will also give the other party such other information about that Termination Event as the other party may reasonably require.  If a Force Majeure Event occurs, each party will, promptly upon becoming aware of it, use all reasonable efforts to notify the other party, specifying the nature of that Force Majeure Event, and will also give the other party such other information about that Force Majeure Event as the other party may reasonably require.

(ii)           Transfer to Avoid Termination Event. If a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, other than immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)           Two Affected Parties. If a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice of such occurrence is given under Section 6(b)(i) to avoid that Termination Event.

(iv)           Right to Terminate.

(1)           If:—

(A)           a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(B)           a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there are two Affected Parties, or the Non-affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, if the relevant Termination Event is then continuing, by not more than 20 days notice to the other party, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(2)           If at any time an Illegality or a Force Majeure Event has occurred and is then continuing and any applicable Waiting Period has expired:—

(A)           Subject to clause (B) below, either party may, by not more than 20 days notice to the other party, designate (I) a day not earlier than the day on which such notice becomes effective as an Early Termination Date in respect of all Affected Transactions or (II) by specifying in that notice the Affected Transactions in respect of which it is designating the relevant day as an Early Termination Date, a day not earlier than two Local Business Days following the day on which such notice becomes effective as an Early Termination Date in respect of less than all Affected Transactions.  Upon receipt of a notice designating an Early Termination Date in respect of less than all Affected Transactions, the other party may, by notice to the designating party, if such notice is effective on or before the day so designated, designate that same day as an Early Termination Date in respect of any or all other Affected Transactions.

(B)           An Affected Party (if the Illegality or Force Majeure Event relates to performance by such party or any Credit Support Provider of such party of an obligation to make any payment or delivery under, or to compliance with any other material provision of, the relevant Credit Support Document) will only have the right to designate an Early Termination Date under Section 6(b)(iv)(2)(A) as a result of an Illegality under Section 5(b)(i)(2) or a Force Majeure Event under Section 5(b)(ii)(2) following the prior designation by the other party of an Early Termination Date, pursuant to Section 6(b)(iv)(2)(A), in respect of less than all Affected Transactions.

(c)          Effect of Designation.

(i)            If notice designating an Early Termination Date is given under Section 6(a) or 6(b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)           Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 9(h)(i) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement.  The amount, if any, payable in respect of an Early Termination Date will be determined pursuant to Sections 6(e) and 9(h)(ii).

(d)           Calculations; Payment Date.

(i)           Statement.  On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including any quotations, market data or information from internal sources used in making such calculations), (2) specifying (except where there are two Affected Parties) any Early Termination Amount payable and (3) giving details of the relevant account to which any amount payable to it is to be paid.  In the absence of written confirmation from the source of a quotation or market data obtained in determining a Close-out Amount, the records of the party obtaining such quotation or market data will be conclusive evidence of the existence and accuracy of such quotation or market data.

(ii)           Payment Date.  An Early Termination Amount due in respect of any Early Termination Date will, together with any amount of interest payable pursuant to Section 9(h)(ii)(2), be payable (1) on the day on which notice of the amount payable is effective in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default and (2) on the day which is two Local Business Days after the day on which notice of the amount payable is effective (or, if there are two Affected Parties, after the day on which the statement provided pursuant to clause (i) above by the second party to provide such a statement is effective) in the case of an Early Termination Date which is designated as a result of a Termination Event.

(e)           Payments on Early Termination.  If an Early Termination Date occurs, the amount, if any, payable in respect of that Early Termination Date (the “Early Termination Amount”) will be determined pursuant to this Section 6(e) and will be subject to Section 6(f).

(i)            Events of Default.  If the Early Termination Date results from an Event of Default, the Early Termination Amount will be an amount equal to (1) the sum of (A) the Termination Currency Equivalent of the Close-out Amount or Close-out Amounts (whether positive or negative) determined by the Non-defaulting Party for each Terminated Transaction or group of Terminated Transactions, as the case may be, and (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (2) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.  If the Early Termination Amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of the Early Termination Amount to the Defaulting Party.

(ii)           Termination Events.  If the Early Termination Date results from a Termination Event:—

(1)           One Affected Party.  Subject to clause (3) below, if there is one Affected Party, the Early Termination Amount will be determined in accordance with Section 6(e)(i), except that references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and to the Non-affected Party, respectively.

(2)           Two Affected Parties.  Subject to clause (3) below, if there are two Affected Parties, each party will determine an amount equal to the Termination Currency Equivalent of the sum of the Close-out Amount or Close-out Amounts (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions, as the case may be, and the Early Termination Amount will be an amount equal to (A) the sum of (I) one-half of the difference between the higher amount so determined (by party “X”) and the lower amount so determined (by party “Y”) and (II) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to Y.  If the Early Termination Amount is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of the Early Termination Amount to Y.

(3)           Mid-Market Events.  If that Termination Event is an Illegality or a Force Majeure Event, then the Early Termination Amount will be determined in accordance with clause (1) or (2) above, as appropriate, except that, for the purpose of determining a Close-out Amount or Close-out Amounts, the Determining Party will:—

(A)           if obtaining quotations from one or more third parties (or from any of the Determining Party’s Affiliates), ask each third party or Affiliate (I) not to take account of the current creditworthiness of the Determining Party or any existing Credit Support Document and (II) to provide mid-market quotations; and

(B)           in any other case, use mid-market values without regard to the creditworthiness of the Determining Party.

(iii)          Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because Automatic Early Termination applies in respect of a party, the Early Termination Amount will be subject to such adjustments as are appropriate and permitted by applicable law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv)          Adjustment for Illegality or Force Majeure Event. The failure by a party or any Credit Support Provider of such party to pay, when due, any Early Termination Amount will not constitute an Event of Default under Section 5(a)(i) or 5(a)(iii)(1) if such failure is due to the occurrence of an event or circumstance which would, if it occurred with respect to payment, delivery or compliance related to a Transaction, constitute or give rise to an Illegality or a Force Majeure Event.  Such amount will (1) accrue interest and otherwise be treated as an Unpaid Amount owing to the other party if subsequently an Early Termination Date results from an Event of Default, a Credit Event Upon Merger or an Additional Termination Event in respect of which all outstanding Transactions are Affected Transactions and (2) otherwise accrue interest in accordance with Section 9(h)(ii)(2).

(v)           Pre-Estimate. The parties agree that an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection against future risks, and, except as otherwise provided in this Agreement, neither party will be entitled to recover any additional damages as a consequence of the termination of the Terminated Transactions.

(f)           Set-off. Any Early Termination Amount payable to one party (the “Payee”) by the other party (the “Payer”), in circumstances where there is a Defaulting Party or where there is one Affected Party in the case where either a Credit Event Upon Merger has occurred or any other Termination Event in respect of which all outstanding Transactions are Affected Transactions has occurred, will, at the option of the Non-defaulting Party or the Non-affected Party, as the case may be (“X”) (and without prior notice to the Defaulting Party or the Affected Party, as the case may be), be reduced by its set-off against any other amounts (“Other Amounts”) payable by the Payee to the Payer (whether or not arising under this Agreement, matured or contingent and irrespective of the currency, place of payment or place of booking of the obligation).  To the extent that any Other Amounts are so set off, those Other Amounts will be discharged promptly and in all respects.  X will give notice to the other party of any set-off effected under this Section 6(f).

For this purpose, either the Early Termination Amount or the Other Amounts (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, in good faith and using commercially reasonable procedures, to purchase the relevant amount of such currency.

If an obligation is unascertained, X may in good faith estimate that obligation and set off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

Nothing in this Section 6(f) will be effective to create a charge or other security interest.  This Section 6(f) will be without prejudice and in addition to any right of set-off, offset, combination of accounts, lien, right of retention or withholding or similar right or requirement to which any party is at any time otherwise entitled or subject (whether by operation of law, contract or otherwise).

7.            Transfer

Subject to Section 6(b)(ii) and to the extent permitted by applicable law, neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:—

(a)           a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)           a party may make such a transfer of all or any part of its interest in any Early Termination Amount payable to it by a Defaulting Party, together with any amounts payable on or with respect to that interest and any other rights associated with that interest pursuant to Sections 8, 9(h) and 11.

Any purported transfer that is not in compliance with this Section 7 will be void.

8.            Contractual Currency

(a)           Payment in the Contractual Currency.  Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”).  To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in good faith and using commercially reasonable procedures in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement.  If, for any reason, the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)           Judgments.  To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in clause (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purpose of such judgment or order and the rate of exchange at which such party is able, acting in good faith and using commercially reasonable procedures in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.

(c)           Separate Indemnities. To the extent permitted by applicable law, the indemnities in this Section 8 constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)           Evidence of Loss.  For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.            Miscellaneous

(a)           Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter.  Each of the parties acknowledges that in entering into this Agreement it has not relied on any oral or written representation, warranty or other assurance (except as provided for or referred to in this Agreement) and waives all rights and remedies which might otherwise be available to it in respect thereof, except that nothing in this Agreement will limit or exclude any liability of a party for fraud.

(b)           Amendments. An amendment, modification or waiver in respect of this Agreement will only be effective if in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system.

(c)           Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)           Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)           Counterparts and Confirmations.

(i)            This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission and by electronic messaging system), each of which will be deemed an original.

(ii)           The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise).  A Confirmation will be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes, by an exchange of electronic messages on an electronic messaging system or by an exchange of e-mails, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement.  The parties will specify therein or through another effective means that any such counterpart, telex, electronic message or e-mail constitutes a Confirmation.

(f)            No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)           Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

(h)           Interest and Compensation.

(i)            Prior to Early Termination.  Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction:—

(1)           Interest on Defaulted Payments.  If a party defaults in the performance of any payment obligation, it will, to the extent permitted by applicable law and subject to Section 6(c), pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as the overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment (and excluding any period in respect of which interest or compensation in respect of the overdue amount is due pursuant to clause (3)(B) or (C) below), at the Default Rate.

(2)           Compensation for Defaulted Deliveries.  If a party defaults in the performance of any obligation required to be settled by delivery, it will on demand (A) compensate the other party to the extent provided for in the relevant Confirmation or elsewhere in this Agreement and (B) unless otherwise provided in the relevant Confirmation or elsewhere in this Agreement, to the extent permitted by applicable law and subject to Section 6(c), pay to the other party interest (before as well as after judgment) on an amount equal to the fair market value of that which was required to be delivered in the same currency as that amount, for the period from (and including) the originally scheduled date for delivery to (but excluding) the date of actual delivery (and excluding any period in respect of which interest or compensation in respect of that amount is due pursuant to clause (4) below), at the Default Rate.  The fair market value of any obligation referred to above will be determined as of the originally scheduled date for delivery, in good faith and using commercially reasonable procedures, by the party that was entitled to take delivery.

(3)           Interest on Deferred Payments.  If:—

(A)           a party does not pay any amount that, but for Section 2(a)(iii), would have been payable, it will, to the extent permitted by applicable law and subject to Section 6(c) and clauses (B) and (C) below, pay interest (before as well as after judgment) on that amount to the other party on demand (after such amount becomes payable) in the same currency as that amount, for the period from (and including) the date the amount would, but for Section 2(a)(iii), have been payable to (but excluding) the date the amount actually becomes payable, at the Applicable Deferral Rate;

(B)           a payment is deferred pursuant to Section 5(d), the party which would otherwise have been required to make that payment will, to the extent permitted by applicable law, subject to Section 6(c) and for so long as no Event of Default or Potential Event of Default with respect to that party has occurred and is continuing, pay interest (before as well as after judgment) on the amount of the deferred payment to the other party on demand (after such amount becomes payable) in the same currency as the deferred payment, for the period from (and including) the date the amount would, but for Section 5(d), have been payable to (but excluding) the earlier of the date the payment is no longer deferred pursuant to Section 5(d) and the date during the deferral period upon which an Event of Default or Potential Event of Default with respect to that party occurs, at the Applicable Deferral Rate; or

(C)           a party fails to make any payment due to the occurrence of an Illegality or a Force Majeure Event (after giving effect to any deferral period contemplated by clause (B) above), it will, to the extent permitted by applicable law, subject to Section 6(c) and for so long as the event or circumstance giving rise to that Illegality or Force Majeure Event continues and no Event of Default or Potential Event of Default with respect to that party has occurred and is continuing, pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as the overdue amount, for the period from (and including) the date the party fails to make the payment due to the occurrence of the relevant Illegality or Force Majeure Event (or, if later, the date the payment is no longer deferred pursuant to Section 5(d)) to (but excluding) the earlier of the date the event or circumstance giving rise to that Illegality or Force Majeure Event ceases to exist and the date during the period upon which an Event of Default or Potential Event of Default with respect to that party occurs (and excluding any period in respect of which interest or compensation in respect of the overdue amount is due pursuant to clause (B) above), at the Applicable Deferral Rate.

(4)           Compensation for Deferred Deliveries.  If:—

(A)           a party does not perform any obligation that, but for Section 2(a)(iii), would have been required to be settled by delivery;

(B)           a delivery is deferred pursuant to Section 5(d); or

(C)           a party fails to make a delivery due to the occurrence of an Illegality or a Force Majeure Event at a time when any applicable Waiting Period has expired,

the party required (or that would otherwise have been required) to make the delivery will, to the extent permitted by applicable law and subject to Section 6(c), compensate and pay interest to the other party on demand (after, in the case of clauses (A) and (B) above, such delivery is required) if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

(ii)           Early Termination.  Upon the occurrence or effective designation of an Early Termination Date in respect of a Transaction:—

(1)           Unpaid Amounts.  For the purpose of determining an Unpaid Amount in respect of the relevant Transaction, and to the extent permitted by applicable law, interest will accrue on the amount of any payment obligation or the amount equal to the fair market value of any obligation required to be settled by delivery included in such determination in the same currency as that amount, for the period from (and including) the date the relevant obligation was (or would have been but for Section 2(a)(iii) or 5(d)) required to have been performed to (but excluding) the relevant Early Termination Date, at the Applicable Close-out Rate.

(2)           Interest on Early Termination Amounts.  If an Early Termination Amount is due in respect of such Early Termination Date, that amount will, to the extent permitted by applicable law, be paid together with interest (before as well as after judgment) on that amount in the Termination Currency, for the period from (and including) such Early Termination Date to (but excluding) the date the amount is paid, at the Applicable Close-out Rate.

(iii)           Interest Calculation.  Any interest pursuant to this Section 9(h) will be calculated on the basis of daily compounding and the actual number of days elapsed.

10.           Offices; Multibranch Parties

(a)           If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to and agrees with the other party that, notwithstanding the place of booking or its jurisdiction of incorporation or organisation, its obligations are the same in terms of recourse against it as if it had entered into the Transaction through its head or home office, except that a party will not have recourse to the head or home office of the other party in respect of any payment or delivery deferred pursuant to Section 5(d) for so long as the payment or delivery is so deferred.  This representation and agreement will be deemed to be repeated by each party on each date on which the parties enter into a Transaction.

(b)           If a party is specified as a Multibranch Party in the Schedule, such party may, subject to clause (c) below, enter into a Transaction through, book a Transaction in and make and receive payments and deliveries with respect to a Transaction through any Office listed in respect of that party in the Schedule (but not any other Office unless otherwise agreed by the parties in writing).

(c)           The Office through which a party enters into a Transaction will be the Office specified for that party in the relevant Confirmation or as otherwise agreed by the parties in writing, and, if an Office for that party is not specified in the Confirmation or otherwise agreed by the parties in writing, its head or home office.  Unless the parties otherwise agree in writing, the Office through which a party enters into a Transaction will also be the Office in which it books the Transaction and the Office through which it makes and receives payments and deliveries with respect to the Transaction.  Subject to Section 6(b)(ii), neither party may change the Office in which it books the Transaction or the Office through which it makes and receives payments or deliveries with respect to a Transaction without the prior written consent of the other party.

11.           Expenses

A Defaulting Party will on demand indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, execution fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.           Notices

(a)           Effectiveness.  Any notice or other communication in respect of this Agreement may be given in any manner described below (except that a notice or other communication under Section 5 or 6 may not be given by electronic messaging system or e-mail) to the address or number or in accordance with the electronic messaging system or e-mail details provided (see the Schedule) and will be deemed effective as indicated:—

(i)            if in writing and delivered in person or by courier, on the date it is delivered;

(ii)           if sent by telex, on the date the recipient’s answerback is received;

(iii)          if sent by facsimile transmission, on the date it is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)          if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date it is delivered or its delivery is attempted;

(v)           if sent by electronic messaging system, on the date it is received; or

(vi)          if sent by e-mail, on the date it is delivered,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication will be deemed given and effective on the first following day that is a Local Business Day.

(b)           Change of Details. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system or e-mail details at which notices or other communications are to be given to it.

13.           Governing Law and Jurisdiction

(a)           Governing Law.  This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)           Jurisdiction.  With respect to any suit, action or proceedings relating to any dispute arising out of or in connection with this Agreement (“Proceedings”), each party irrevocably:—

(i)           submits:—

(1)           if this Agreement is expressed to be governed by English law, to (A) the non-exclusive jurisdiction of the English courts if the Proceedings do not involve a Convention Court and (B) the exclusive jurisdiction of the English courts if the Proceedings do involve a Convention Court; or

(2)           if this Agreement is expressed to be governed by the laws of the State of New York, to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City;

(ii)           waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party; and

(iii)           agrees, to the extent permitted by applicable law, that the bringing of Proceedings in any one or more jurisdictions will not preclude the bringing of Proceedings in any other jurisdiction.

(c)           Service of Process.  Each party irrevocably appoints the Process Agent, if any, specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings.  If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party.  The parties irrevocably consent to service of process given in the manner provided for notices in Section 12(a)(i), 12(a)(iii) or 12(a)(iv).  Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by applicable law.

(d)           Waiver of Immunities.  Each party irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction or order for specific performance or recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.           Definitions

As used in this Agreement:—

“Additional Representation” has the meaning specified in Section 3.

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Force Majeure Event, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event (which, in the case of an Illegality under Section 5(b)(i)(2) or a Force Majeure Event under Section 5(b)(ii)(2), means all Transactions unless the relevant Credit Support Document references only certain Transactions, in which case those Transactions and, if the relevant Credit Support Document constitutes a Confirmation for a Transaction, that Transaction) and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person.  For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Agreement” has the meaning specified in Section 1(c).

“Applicable Close-out Rate” means:—

(a)           in respect of the determination of an Unpaid Amount:—

(i)            in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(ii)           in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate;

(iii)          in respect of obligations deferred pursuant to Section 5(d), if there is no Defaulting Party and for so long as the deferral period continues, the Applicable Deferral Rate; and

(iv)          in all other cases following the occurrence of a Termination Event (except where interest accrues pursuant to clause (iii) above), the Applicable Deferral Rate; and

(b)           in respect of an Early Termination Amount:—

(i)            for the period from (and including) the relevant Early Termination Date to (but excluding) the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable:—

(1)           if the Early Termination Amount is payable by a Defaulting Party, the Default Rate;

(2)           if the Early Termination Amount is payable by a Non-defaulting Party, the Non-default Rate; and

(3)           in all other cases, the Applicable Deferral Rate; and

(ii)           for the period from (and including) the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable to (but excluding) the date of actual payment:—

(1)           if a party fails to pay the Early Termination Amount due to the occurrence of an event or circumstance which would, if it occurred with respect to a payment or delivery under a Transaction, constitute or give rise to an Illegality or a Force Majeure Event, and for so long as the Early Termination Amount remains unpaid due to the continuing existence of such event or circumstance, the Applicable Deferral Rate;

(2)           if the Early Termination Amount is payable by a Defaulting Party (but excluding any period in respect of which clause (1) above applies), the Default Rate;

(3)           if the Early Termination Amount is payable by a Non-defaulting Party (but excluding any period in respect of which clause (1) above applies), the Non-default Rate; and

(4)           in all other cases, the Termination Rate.

“Applicable Deferral Rate” means:—

(a)           for the purpose of Section 9(h)(i)(3)(A), the rate certified by the relevant payer to be a rate offered to the payer by a major bank in a relevant interbank market for overnight deposits in the applicable currency, such bank to be selected in good faith by the payer for the purpose of obtaining a representative rate that will reasonably reflect conditions prevailing at the time in that relevant market;

(b)           for purposes of Section 9(h)(i)(3)(B) and clause (a)(iii) of the definition of Applicable Close-out Rate, the rate certified by the relevant payer to be a rate offered to prime banks by a major bank in a relevant interbank market for overnight deposits in the applicable currency, such bank to be selected in good faith by the payer after consultation with the other party, if practicable, for the purpose of obtaining a representative rate that will reasonably reflect conditions prevailing at the time in that relevant market; and

(c)           for purposes of Section 9(h)(i)(3)(C) and clauses (a)(iv), (b)(i)(3) and (b)(ii)(1) of the definition of Applicable Close-out Rate, a rate equal to the arithmetic mean of the rate determined pursuant to clause (a) above and a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount.

“Automatic Early Termination” has the meaning specified in Section 6(a).

“Burdened Party” has the meaning specified in Section 5(b)(iv).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs after the parties enter into the relevant Transaction.

“Close-out Amount” means, with respect to each Terminated Transaction or each group of Terminated Transactions and a Determining Party, the amount of the losses or costs of the Determining Party that are or would be incurred under then prevailing circumstances (expressed as a positive number) or gains of the Determining Party that are or would be realised under then prevailing circumstances (expressed as a negative number) in replacing, or in providing for the Determining Party the economic equivalent of, (a) the material terms of that Terminated Transaction or group of Terminated Transactions, including the payments and deliveries by the parties under Section 2(a)(i) in respect of that Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (assuming satisfaction of the conditions precedent in Section 2(a)(iii)) and (b) the option rights of the parties in respect of that Terminated Transaction or group of Terminated Transactions.

Any Close-out Amount will be determined by the Determining Party (or its agent), which will act in good faith and use commercially reasonable procedures in order to produce a commercially reasonable result.  The Determining Party may determine a Close-out Amount for any group of Terminated Transactions or any individual Terminated Transaction but, in the aggregate, for not less than all Terminated Transactions.  Each Close-out Amount will be determined as of the Early Termination Date or, if that would not be commercially reasonable, as of the date or dates following the Early Termination Date as would be commercially reasonable.

Unpaid Amounts in respect of a Terminated Transaction or group of Terminated Transactions and legal fees and out-of-pocket expenses referred to in Section 11 are to be excluded in all determinations of Close-out Amounts.

In determining a Close-out Amount, the Determining Party may consider any relevant information, including, without limitation, one or more of the following types of information:—

(i)            quotations (either firm or indicative) for replacement transactions supplied by one or more third parties that may take into account the creditworthiness of the Determining Party at the time the quotation is provided and the terms of any relevant documentation, including credit support documentation, between the Determining Party and the third party providing the quotation;

(ii)           information consisting of relevant market data in the relevant market supplied by one or more third parties including, without limitation, relevant rates, prices, yields, yield curves, volatilities, spreads, correlations or other relevant market data in the relevant market; or

(iii)          information of the types described in clause (i) or (ii) above from internal sources (including any of the Determining Party’s Affiliates) if that information is of the same type used by the Determining Party in the regular course of its business for the valuation of similar transactions.

The Determining Party will consider, taking into account the standards and procedures described in this definition, quotations pursuant to clause (i) above or relevant market data pursuant to clause (ii) above unless the Determining Party reasonably believes in good faith that such quotations or relevant market data are not readily available or would produce a result that would not satisfy those standards.  When considering information described in clause (i), (ii) or (iii) above, the Determining Party may include costs of funding, to the extent costs of funding are not and would not be a component of the other information being utilised.  Third parties supplying quotations pursuant to clause (i) above or market data pursuant to clause (ii) above may include, without limitation, dealers in the relevant markets, end-users of the relevant product, information vendors, brokers and other sources of market information.

Without duplication of amounts calculated based on information described in clause (i), (ii) or (iii) above, or other relevant information, and when it is commercially reasonable to do so, the Determining Party may in addition consider in calculating a Close-out Amount any loss or cost incurred in connection with its terminating, liquidating or re-establishing any hedge related to a Terminated Transaction or group of Terminated Transactions (or any gain resulting from any of them).

Commercially reasonable procedures used in determining a Close-out Amount may include the following:—

(1)           application to relevant market data from third parties pursuant to clause (ii) above or information from internal sources pursuant to clause (iii) above of pricing or other valuation models that are, at the time of the determination of the Close-out Amount, used by the Determining Party in the regular course of its business in pricing or valuing transactions between the Determining Party and unrelated third parties that are similar to the Terminated Transaction or group of Terminated Transactions; and

(2)           application of different valuation methods to Terminated Transactions or groups of Terminated Transactions depending on the type, complexity, size or number of the Terminated Transactions or group of Terminated Transactions.

“Confirmation” has the meaning specified in the preamble.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Contractual Currency” has the meaning specified in Section 8(a).

“Convention Court” means any court which is bound to apply to the Proceedings either Article 17 of the 1968 Brussels Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters or Article 17 of the 1988 Lugano Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Cross-Default” means the event specified in Section 5(a)(vi).

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Designated Event” has the meaning specified in Section 5(b)(v).

“Determining Party” means the party determining a Close-out Amount.

“Early Termination Amount” has the meaning specified in Section 6(e).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Electronic Messages” does not include e-mails but does include documents expressed in markup languages, and “electronic messaging system” will be construed accordingly.

“English law” means the law of England and Wales, and “English” will be construed accordingly.

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Force Majeure Event” has the meaning specified in Section 5(b).

“General Business Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits).

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority), and “unlawful” will be construed accordingly.

“Local Business Day” means (a) in relation to any obligation under Section 2(a)(i), a General Business Day in the place or places specified in the relevant Confirmation and a day on which a relevant settlement system is open or operating as specified in the relevant Confirmation or, if a place or a settlement system is not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) for the purpose of determining when a Waiting Period expires, a General Business Day in the place where the event or circumstance that constitutes or gives rise to the Illegality or Force Majeure Event, as the case may be, occurs, (c) in relation to any other payment, a General Business Day in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment and, if that currency does not have a single recognised principal financial centre, a day on which the settlement system necessary to accomplish such payment is open, (d) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), a General Business Day (or a day that would have been a General Business Day but for the occurrence of an event or circumstance which would, if it occurred with respect to payment, delivery or compliance related to a Transaction, constitute or give rise to an Illegality or a Force Majeure Event) in the place specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (e) in relation to Section 5(a)(v)(2), a General Business Day in the relevant locations for performance with respect to such Specified Transaction.

“Local Delivery Day” means, for purposes of Sections 5(a)(i) and 5(d), a day on which settlement systems necessary to accomplish the relevant delivery are generally open for business so that the delivery is capable of being accomplished in accordance with customary market practice, in the place specified in the relevant Confirmation or, if not so specified, in a location as determined in accordance with customary market practice for the relevant delivery.

“Master Agreement” has the meaning specified in the preamble.

“Merger Without Assumption” means the event specified in Section 5(a)(viii).

“Multiple Transaction Payment Netting” has the meaning specified in Section 2(c).

“Non-affected Party” means, so long as there is only one Affected Party, the other party.

“Non-default Rate” means the rate certified by the Non-defaulting Party to be a rate offered to the Non-defaulting Party by a major bank in a relevant interbank market for overnight deposits in the applicable currency, such bank to be selected in good faith by the Non-defaulting Party for the purpose of obtaining a representative rate that will reasonably reflect conditions prevailing at the time in that relevant market.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Other Amounts” has the meaning specified in Section 6(f).

“Payee” has the meaning specified in Section 6(f).

“Payer” has the meaning specified in Section 6(f).

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Proceedings” has the meaning specified in Section 13(b).

“Process Agent” has the meaning specified in the Schedule.

“rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Schedule” has the meaning specified in the preamble.

“Scheduled Settlement Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Specified Entity” has the meaning specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is not a Transaction under this Agreement but (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Stamp Tax Jurisdiction” has the meaning specified in Section 4(e).

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means, with respect to any Early Termination Date, (a) if resulting from an Illegality or a Force Majeure Event, all Affected Transactions specified in the notice given pursuant to Section 6(b)(iv), (b) if resulting from any other Termination Event, all Affected Transactions and (c) if resulting from an Event of Default, all Transactions in effect either immediately before the effectiveness of the notice designating that Early Termination Date or, if Automatic Early Termination applies, immediately before that Early Termination Date.

“Termination Currency” means (a) if a Termination Currency is specified in the Schedule and that currency is freely available, that currency, and (b) otherwise, euro if this Agreement is expressed to be governed by English law or United States Dollars if this Agreement is expressed to be governed by the laws of the State of New York.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Close-out Amount is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date.  The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Force Majeure Event, a Tax Event, a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Threshold Amount” means the amount, if any, specified as such in the Schedule.

“Transaction” has the meaning specified in the preamble.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii) or due but for Section 5(d)) to such party under Section 2(a)(i) or 2(d)(i)(4) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date, (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii) or 5(d)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered and (c) if the Early Termination Date results from an Event of Default, a Credit Event Upon Merger or an Additional Termination Event in respect of which all outstanding Transactions are Affected Transactions, any Early Termination Amount due prior to such Early Termination Date and which remains unpaid as of such Early Termination Date, in each case together with any amount of interest accrued or other compensation in respect of that obligation or deferred obligation, as the case may be, pursuant to Section 9(h)(ii)(1) or (2), as appropriate.  The fair market value of any obligation referred to in clause (b) above will be determined as of the originally scheduled date for delivery, in good faith and using commercially reasonable procedures, by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it will be the average of the Termination Currency Equivalents of the fair market values so determined by both parties.

“Waiting Period” means:—

(a)           in respect of an event or circumstance under Section 5(b)(i), other than in the case of Section 5(b)(i)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting Period will apply), a period of three Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance; and

(b)           in respect of an event or circumstance under Section 5(b)(ii), other than in the case of Section 5(b)(ii)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting Period will apply), a period of eight Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Royal Bank of Canada (“Party A”)	RBC Covered Bond Guarantor Limited Partnership (“Party B”)
(Name of Party)	(Name of Party)

By: /s/ Janice Fukakusa	By: /s/ David Power
Name: Janice Fukakusa	Name: David Power
Title: Chief Financial Officer	Title: President and Secretary
Date: October 25, 2007	Date: October 25, 2007

ISDA®
International Swaps and Derivatives Association, Inc.

SCHEDULE
to the
Amended and Restated Covered Bonds
2002 Master Agreement

dated as of

April 19, 2011

between

(1)           Royal Bank of Canada (“Party A”); and

(2)           RBC Covered Bond Guarantor Limited Partnership (“Party B”).

Part 1.   Termination Provisions.

(a)           “Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),	None
Section 5(a)(vi),	None
Section 5(a)(vii),	None
Section 5(b)(v),	None

in relation to Party B for the purpose of:

Section 5(a)(v),	None
Section 5(a)(vi),	None
Section 5(a)(vii),	Each General Partner
Section 5(b)(iv),	None

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	The “Cross-Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

If such provisions apply:

The “.” at the end of the definition of “Specified Indebtedness” in Section 14 of this Agreement shall be deleted and replaced by the following: “, except that such term shall not include obligations in respect of deposits received in the ordinary course of either party’s banking business, if any.”

“Threshold Amount” means, in relation to each of Party A, 1% of its shareholders’ equity (as disclosed in its most recent financial statements) or the equivalent in any other currency and, in relation to Party B, 1% of its partnership equity (as disclosed in its most recent financial statements) or the equivalent in any other currency.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(v) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	“Termination Currency” will not have the meaning specified in Section 14 of this Agreement and instead means Canadian Dollars.

(g)	Additional Termination Event will apply as set forth in Part 5(k) of this Schedule.

(h)
Failure to Pay or Deliver.  Section 5(a)(i) does not apply to Party B in the case of a failure to pay or deliver caused by the assets then available to Party B being insufficient to make the related payment or delivery in full on the relevant payment or delivery date or the first Local Business Day or Local Delivery Day, as the case may be, after notice of such failure is given to Party B.

(i)
Bankruptcy. Section 5(a)(vii) (Bankruptcy), (i) clause (2) and (9) shall not be applicable to Party B; (ii) clause (3) shall not be applicable to Party B to the extent it refers to any assignment, arrangement or composition that is effected by or pursuant to the Transaction Documents (as defined in the Master Definitions and Construction Agreement (as defined below)); (iii) clause (4) shall not be applicable to Party B if the proceeding or petition is instituted or presented by Party A and is in breach of Party A’s agreement set forth in Part 5(n) of this Schedule; (iv) the appointment of a trustee or other secured party by Party B or the holders of Covered Bonds (as defined in the Master Definitions and Construction Agreement) for the purpose of holding all or a substantial portion of the assets of Party B for the benefit of the holders of Covered Bonds or Party A does not qualify as the appointment of a trustee, custodian or similar official under clause (6) or as a secured party taking possession of the assets of Party B under clause (7); and (v) the words “seeks or” shall be deleted from clause (6).  Notwithstanding the foregoing, for the avoidance of doubt, the deletion of clause (9) is not intended to render clauses (1) through (8) inapplicable on the basis that Party B did not actively contest or oppose any of the acts referred to in such clauses or, in the case of clause (4), if a proceeding or petition referred to therein is instituted or presented against Party B, on the basis that Party B consented to or acquiesced in a judgment of bankruptcy or insolvency or the entry of an order for relief or the making of an order for its winding up or liquidation as a result of such proceeding or petition.

(j)
Credit Support Default.  Section 5(a)(iii) will apply to Party A, Section 5(a)(iii)(1) will apply to Party B only if such failure is the failure by Party B to transfer to Party A Equivalent Credit Support specified by Party A in a demand duly made under Paragraph 2(b) of the ISDA Credit Support Annex dated as of the date hereof and Section 5(a)(iii)(2) and (3) will not apply to Party B.

(k)
Breach of Agreement; Repudiation of Agreement; Misrepresentation; Default Under Specified Transaction, Merger without Assumption.  Sections 5(a)(ii), (iv), (v) and (viii) will apply to Party A and will not apply to Party B.

Part 2.   Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations.

(i)	Party A. For the purpose of Section 3(f) of this Agreement, Party A makes the representations specified below:

(A)	It is a resident of Canada for purposes of the Income Tax Act (Canada).

(B)	It is a bank organized under the laws of Canada.

(ii)	Party B. For the purpose of Section 3(f) of this Agreement, Party B makes the representations specified below:

(A)	It is a “Canadian partnership” as defined in the Income Tax Act (Canada).

(B)	It is a limited partnership organized under the laws of the Province of Ontario.

Part 3.   Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)           Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B
Any form or document, accurately completed and in a manner reasonably satisfactory to the other party, that may be required or reasonably requested in writing in order to allow the other party to make a payment under this Agreement, including any Credit Support Document, without any deduction or withholding for or on account of any Tax or with such deduction at a reduced rate
Promptly upon request of other party

(b)           Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A	Certificate of Incumbency	Upon execution of this Agreement, and, if requested, each Confirmation	Yes
Party A	Copy of extract of resolutions with respect to execution of agreements	Upon execution of this Agreement, and, if requested, each Confirmation	Yes
Party B	Copies of the incorporating documents and by-laws (or other equivalent or analogous rules) of Party B certified as at the date hereof as true and in full force and effect	Upon execution of this Agreement	Yes
Party B
Certified copies of all resolutions required to authorize the signing, delivery and performance of this Agreement by Party B and appointing and empowering individuals with specimens of their respective signatures for and on behalf of Party B to sign and deliver this Agreement and sign under seal or otherwise and deliver all agreements, documents and instruments, and give all instructions, in connection herewith

		Upon execution of this Agreement, and, if requested, each Confirmation	Yes
Party A and Party B	Annual and/or quarterly financial statements	Promptly upon request of the other party	Yes

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B	Such other documents as the other party may reasonably request	Upon request	No

Part 4.   Miscellaneous.

(a)           Addresses for Notices.  For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A with respect to this Agreement shall be given to it at the following address:

Address:	Royal Bank of Canada
155 Wellington Street West, 14th Floor
Toronto, Ontario
CANADA M5V 3K7

Attention:	Ann Milne, Senior Manager

Facsimile No.:	(416) 976-6056

Unless otherwise provided herein, address for notices or communications to Party A relating to a particular Swap Transaction concluded with its Toronto office shall be given to it at the following address:

Swap Transaction
Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario CANADA M5V 3K7

Attention: Ann Milne, Senior Manager

Facsimile No.: (416) 976-6056

Electronic Messaging System: Not Applicable

Address for notices or communications to Party B with respect to this Agreement and any Transactions shall be given to it at the following address:

Address:	RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
CANADA M5V 3K7

Attention:	Ann Milne, Senior Manager

Facsimile No.:	(416) 976-6056

(b)           Process Agent.  For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent –	Royal Bank of Canada, 71/71A Queen Victoria Street, London EC4V 4DE England; and

Party B appoints as its Process Agent -	Royal Bank of Canada, 71/71A Queen Victoria Street, London EC4V 4DE England.

(c)
Offices.  The provisions of Section 10(a) will apply to Party A and will apply to Party B provided, however, that without in any way limiting the effect of the foregoing, each party agrees to deal first with the Office of the other party specified in the Confirmation rather than such party’s head or home office with respect to resolving any default that results solely from wire transfer difficulties or an error or omission of an administrative or operational nature.

(d)           Multibranch Party.  For the purpose of Section 10(b) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)
Calculation Agent.  The Calculation Agent is Party A unless otherwise specified in a Confirmation in relation to the relevant Transaction. With respect to Section 5(a)(ii) of the Agreement, if a party hereto is designated as the Calculation Agent for any Transaction, then Section 5(a)(ii) shall not include any failure by that party to comply with its obligations as Calculation Agent and the sole remedy of the other party for such failure shall be the right, upon notice to the Calculation Agent, to designate itself or a third party as a replacement Calculation Agent.

(f)	Credit Support Document. Details of any Credit Support Document:

Party A:	None.

Party B:	None.

(g)	Credit Support Provider. Credit Support Provider means, in relation to a party, none.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i)	Netting of Payments. “Multiple Transaction Payment Netting” will not apply for the purpose of Section 2(c) of this Agreement starting from the date of this Agreement. Section 2(c)(ii) will apply.

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement.

(k)	Absence of Litigation. For the purpose of Section 3(c): “Specified Entity” means in relation to Party A, None.

“Specified Entity” means in relation to Party B, any Specified Entity applicable to Party B as set out under Part 1(a) hereof.

(l)	No Agency. The provisions of Section 3(g) will apply to this Agreement.

(m)	Additional Representation will apply. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:

Relationship Between Parties.  Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)
Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

It has not made any representation, nor is it relying on any communication (written or oral) of the other party, with respect to whether, how, when or in what manner a derivative transaction will be hedged; it being understood that this representation expressly supersedes any communication (written or oral) which may have occurred between the parties with respect to whether, how, when or in what manner a derivative transaction may be hedged.

(2)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(3)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(n)
Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

Part 5.   Other Provisions.

(a)
Definitions.  This Agreement, each Confirmation, and each Transaction are subject to the 2006 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc., and will be governed in all respects by the provisions set forth in the Definitions with references to “Swap Transaction” therein being a reference to “Transaction” for purposes of this Agreement. The provisions of the Definitions and the Master Definitions and Construction Agreement (as defined below) are incorporated by reference in, and made part of, this Agreement as if set forth in full in this Agreement and each Confirmation. In the event of any inconsistency between (i) (A) the Definitions; and (B) the amended and restated master definitions and construction agreement dated April 6, 2011, between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada (the “Bond Trustee”), RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”), the definitions set forth in the Master Definitions and Construction Agreement shall prevail; (ii) (A) the provisions of this Schedule and the Master Agreement of which it is a part; and (B) the Definitions, the provisions set forth in this Schedule will prevail; and (ii) in the event of any inconsistency between (A) the provisions of a Confirmation, and (B) any of this Schedule, the Master Agreement or the Definitions, the provisions set forth in the Confirmation will prevail.

(b)
Obligations Binding.  For purposes Section 3(a)(v) the representation as to enforceability of such obligation shall also be subject to the fact that judgments awarded by Canadian courts may only be in Canadian dollars and that such judgments may be awarded based on a rate of exchange in existence on a day other than the day of payment.

(c)
Illegality.  For purposes of Section 5(b)(i), the obligation of Party A to comply with any official directive issued or given by any government agency or authority with competent jurisdiction which has the result referred to in Section 5(b)(i) will be deemed to be an “Illegality”.

(d)	Conditional Two Way Payments. Section 6 of this Agreement is amended by the inclusion of the following Section 6(g):

“(g) Conditions to Certain Payments.  Notwithstanding the provisions of Section 6(e)(i), if the amount referred to therein is a positive number, the Defaulting Party will pay such amount to the Non-defaulting Party, and if the amount referred to therein is a negative number, the Non-defaulting Party shall have no obligation to pay any amount thereunder to the Defaulting Party unless and until the conditions set forth in (i) and (ii) below have been satisfied at which time there shall arise an obligation of the Non-defaulting Party to pay to the Defaulting Party an amount equal to the absolute value of such negative number less any and all amounts which the Defaulting Party may be obligated to pay under Section 11:

(i)
the Non-defaulting Party shall have received confirmation satisfactory to it in its sole discretion (which may include an unqualified opinion of its counsel) that (x) no further payments or deliveries under Section 2(a)(i) or 9(h)(i) in respect of Terminated Transactions will be required to be made in accordance with Section 6(c)(ii) and (y) each Specified Transaction shall have terminated pursuant to its specified termination date or through the exercise by a party of a right to terminate and all obligations owing under each such Specified Transaction shall have been fully and finally performed; and

(ii)
all obligations (contingent or absolute, matured or unmatured) of the Defaulting Party and any Affiliate of the Defaulting Party to make any payment or delivery to the Non-defaulting Party or any Affiliate of the Non-defaulting Party shall have been fully and finally performed.”

(e)	Execution. Section 9(e)(ii) of this Agreement is deleted and replaced in its entirety with the following provision:

“(ii) Execution of Transactions.  The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise).  A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by exchange of electronic messages on an electronic messaging system, facsimile transmissions or other delivery, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement.  With respect to Confirmations created by an exchange of electronic messages, facsimile transmissions or other delivery, only those terms which match and are contained in the messages sent by both parties will form the Confirmation of the Transaction. Where a Transaction is confirmed by means of electronic messaging system (including, without limitation, circumstances where such electronic message is printed and faxed or otherwise delivered by one party to the other party) such confirmation will constitute a ‘Confirmation’ as referred to in this Agreement even where not so specified in the Confirmation.  The location, branch or office of each party to which payment or delivery is required under the terms of a Transaction shall be deemed to be an “Office” for purposes of Section 10 of the Agreement even where the Confirmation does not expressly identify such location, branch or office as an “Office”.

(f)
Service of Process.  With respect to the provisions of Section 13(c) of the Agreement, the reference therein to Section 12 to the contrary notwithstanding, no consent is given by either party to service of process by telex, facsimile transmission or electronic messaging system.

(g)
Equivalency Clause.  For the purpose of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Agreement that is to be calculated on any basis other than a full calendar year is equivalent may be determined by multiplying such rate by a fraction the numerator of which is the actual number of days in the calendar year in which such yearly rate of interest is to be ascertained and the denominator of which is the number of days comprising such other basis.

(h)	Electronic Signatures.
Party A confirms, and Party B acknowledges, that Party A uses a computer-based system to execute certain Confirmations and that each such Confirmation executed by Party A by means of an electronically-produced signature shall have the same legal effect as if such signature had been manually written on such Confirmation and that each such Confirmation shall be deemed to have been signed for the purposes of any statute or rule of law that requires such Confirmation to be signed.  The parties acknowledge that in any legal proceedings between them respecting or in any way relating to this Agreement, each party expressly waives any right to raise any defence or waiver of liability based upon the execution of a Confirmation by Party A by means of an electronically-produced signature.  This provision shall apply to all Confirmations outstanding as of the date hereof and executed by Party A by means of an electronically-produced signature, and to all Confirmations in respect of Transactions entered into between Party A and Party B after the date hereof.

(i)
Adherence to 2002 Master Agreement Protocol.  The parties agree that the definitions and provisions contained in Annexes 1 to 18 and Section 6 of the 2002 Master Agreement Protocol published on July 15, 2003 by ISDA are incorporated into and apply to this Agreement and any Transaction hereunder, as applicable.  References in those definitions and provisions to any ‘ISDA Master Agreement’ will be deemed to be references to this Agreement.  For greater certainty, if there is any inconsistency between this provision and the provisions in a Confirmation of a Transaction, this provision shall prevail unless such Confirmation expressly overrides the provisions of the relevant annex to the 2002 Master Agreement Protocol.

(j)
Credit Event.  In addition to any other rights of Party A herein contained and notwithstanding anything to the contrary in this Agreement, upon the expiration, cancellation or termination of the Intercompany Loan Agreement (as defined in the Master Definitions and Construction Agreement), Party A may upon giving two (2) Business Days notice to Party B, which shall be the Affected Party, terminate this Agreement and all Transactions thereunder in accordance with the terms and conditions hereof.

(k)	Additional termination provisions.

(i)
If (1) Party A is a Financial Institution and the short-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A (or its successor) or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least “A-1” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or, if Party A or such credit support provider or guarantor does not have a short-term rating assigned by S&P, the long-term, unsecured, unsubordinated and unguaranteed debt obligations obligations of Party A (or its successor) or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least “A+” by S&P (the “Minimum S&P Rating”), (2) the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations or, respectively, the long-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least as high as, respectively, “P-1” or “A-2” (the “Minimum Moody’s Rating”) by Moody’s Investors Service Inc. (“Moody’s”), (3) the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations or, respectively, the long-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least as high as, respectively, “F-1” or “A” (the “Minimum Fitch Rating”) by Fitch, Inc. (“Fitch”), or (4) the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations or, respectively, the long-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least as high as, respectively, “R-1 (middle)” or “A (high)” (the “Minimum DBRS Rating” and, together with the Minimum S&P Rating, Minimum Moody’s Rating and Minimum Fitch Rating, the “Minimum Ratings” and each a “Minimum Rating”) by DBRS Limited (“DBRS” and, together with S&P, Moody’s and Fitch and each of their respective successors, the “Rating Agencies” and each a “Rating Agency”), (each such cessation being an “Initial Rating Event”), then Party A will, at its own cost, either:

(A)	transfer collateral in accordance with the provisions of the ISDA Credit Support Annex within 10 Business Days of the occurrence of the first such Initial Rating Event;

(B)
subject to Part 5(p), transfer all of its rights and obligations with respect of this Agreement to a replacement third party satisfactory to the Bond Trustee (whose consent shall be given if the replacement third party has the relevant Minimum Rating or if the relevant Rating Agency confirms that such transfer would maintain the ratings of the Covered Bonds by such Rating Agency at, or restore the rating of the Covered Bonds by such Rating Agency to, the level at which it was immediately prior to such Initial Rating Event) within (x) 30 calendar days of the occurrence of the first such Initial Rating Event caused by a downgrade by Moody’s or Fitch or (y) at any time following an Initial Rating Event caused by a downgrade by S&P, provided that Party A transfers collateral in accordance with the provisions of the ISDA Credit Support Annex within 10 Business Days of the occurrence of the first such Initial Rating Event;

(C)
obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Bond Trustee (whose consent shall be given if the third party has the relevant Minimum Rating or if the relevant Rating Agency confirms that such guarantee would maintain the ratings of the Covered Bonds by such Rating Agency at, or restore the rating of the Covered Bonds by such Rating Agency to, the level at which it was immediately prior to such Initial Rating Event) within (x) 30 calendar days of the occurrence of the first such Initial Rating Event caused by a downgrade by Moody’s or Fitch or (y) at any time following an Initial Rating Event caused by a downgrade by S&P, provided that Party A transfers collateral in accordance with the provisions of the ISDA Credit Support Annex within 10 Business Days of the occurrence of the first such Initial Rating Event; or

(D)
take such other action as Party A may agree with the relevant Rating Agency or which will result in the rating of the Covered Bonds by the relevant Rating Agency following the taking of such action being maintained at, or restored to, the level at which it was immediately prior to such Initial Rating Event.

If any of sub-paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, Party A will not be required to transfer any additional collateral in respect of such Initial Rating Event.  If any transferee of Party A’s rights and obligations under sub-paragraph (i)(B) or any guarantor of Party A’s rights and obligations under sub-paragraph (i)(C) does not have the Minimum S&P Rating, such transferee or guarantor shall transfer collateral in accordance with the provisions of the ISDA Credit Support Annex with effect from the date of appointment of such transferee or guarantor.

“Financial Institution” means (i) a bank, broker/dealer, insurance company, structured investment company or derivative product company or (ii) Royal Bank of Canada.

(ii)
If, (1) (x) Party A is a Financial Institution and the short-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A (or its successor) or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least “A-2” by S&P or, if Party A or such credit support provider or guarantor does not have a short-term rating assigned by S&P, the long-term, unsecured, unsubordinated and unguaranteed debt obligations obligations of Party A (or its successor) or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least “BBB+” by S&P or (y) Party A is not a Financial Institution and the short-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A (or its successor) or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least “A-1” by S&P or, if Party A or such credit support provider or guarantor does not have a short-term rating assigned by S&P, the long-term, unsecured, unsubordinated and unguaranteed debt obligations obligations of Party A (or its successor) or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least “A+” by S&P, (2) the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations or, respectively, the long-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least as high as, respectively “P-2” or “A-3” by Moody’s, (3) the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations or, respectively, the long-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least as high as, respectively, “F-2” or “BBB+” by Fitch, or (4) the rating of the short-term, unsecured, unsubordinated and unguaranteed debt obligations or, respectively, the long-term, unsecured, unsubordinated and unguaranteed debt obligations of Party A or any credit support provider or guarantor from time to time in respect of Party A cease to be rated at least as high as, respectively, “R-2(high)” or “BBB (high)” by DBRS (each such event, a “Subsequent Rating Event”) with respect to Party A, then Party A will:

(A)
immediately and in any event no later than 60 calendar days after such Subsequent Rating Event at its own cost and expense, use its reasonable endeavours to take the action set out in sub-paragraph (i)(B), (i)(C) or (i)(D) above immediately upon the occurrence of such Subsequent Rating Event mutatis mutandis; and

(B)	post collateral pursuant to the ISDA Credit Support Annex in no event later than 10 Business Days and until such time as the action set out in sub-paragraph (ii)(A) above has been taken.

If the action set out in sub-paragraph (ii)(A) above is taken at any time following an Initial Rating Event, Party A will not be required to transfer any additional collateral in respect of such Subsequent Rating Event.  If any transferee of Party A’s rights and obligations under sub-paragraph (ii)(A) or any guarantor of Party A’s rights and obligations under sub-paragraph (ii)(A) does not have the Minimum S&P Rating, such transferee or guarantor shall transfer collateral in accordance with the provisions of the ISDA Credit Support Annex with effect from the date of appointment of such transferee or guarantor.

(iii)	(A)
Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraph (i) above) or failing to post collateral under the Credit Support Annex, if Party A does not take any of the measures described in sub-paragraph (i) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A which shall be deemed to have occurred on (x) the tenth Business Day following the applicable Initial Rating Event with respect to the measures set out in sub-paragraphs (i)(A) and (i)(D) and (y) with respect to the measures set out in sub-paragraphs (i)(B) and (i)(C), the last day of the remedy period specified in such sub-paragraph, and in each case Party A shall be the sole Affected Party and all Transactions as Affected Transactions.

(B)
Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraph (ii) above) or failing to post collateral under the Credit Support Annex, if, at the time a Subsequent Rating Event occurs, Party A fails to post collateral as required by the Credit Support Annex, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the tenth Business Day following such Subsequent Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.  Further, an Additional Termination Event with respect to Party A shall be deemed to have occurred if, even if Party A continues to post collateral as required by sub-paragraph (ii)(B) above and notwithstanding Section 5(a)(ii), Party A does not take any measure specified in sub-paragraph (ii)(A) above. Such Additional Termination Event will be deemed to have occurred on the thirtieth day following the Subsequent Rating Event, with Party A as the sole Affected Party and all Transactions as Affected Transactions.

(C)
If after the occurrence of an Initial Rating Event caused by a downgrade by Moody’s, Party B were to designate an Early Termination Date and there would be a payment due to Party A, then Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(k)(iii) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions, and Party B has acquired the Bond Trustee’s prior written consent.

Each of Party B and the Bond Trustee (at the expense of Party A) shall use their reasonable endeavours to co-operate with Party A in connection with any of the measures which Party A may take under this Part 5(k) following the rating events described herein.

(l)
Constitution of Partnership. Party B is a limited partnership formed under the Limited Partnerships Act (Ontario), a limited partner of which is, except as expressly required by law, only liable for any of its liabilities or any of its losses to the extent of the amount that the limited partner has contributed or agreed to contribute to its capital.  Without prejudice to any rights of Party A against any former or departing partner of Party B, upon any reconstitution of the partnership Party B, the rights and obligations of Party B under this Agreement and any Transaction thereunder shall become the rights and obligations of the partnership as newly constituted and, for greater certainty, Party A has the rights under Section 6 with respect to any and all Transactions entered into by Party B however constituted.

(m)
Security Interest.  Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Bond Trustee pursuant to and in accordance with the Security Agreement (as defined in the Master Definitions and Construction Agreement) and acknowledges notice of such assignment, it being noted that Party A is not assigning any of its rights hereunder under the Security Agreement.  Each of the parties hereby confirms and agrees that the Bond Trustee shall not be liable for any of the obligations of Party B hereunder.

(n)	Security, Enforcement and Limited Recourse. Party A agrees with Party B to be bound by the terms of the Trust Deed and Security Agreement and, in particular, confirms and agrees that:

(i)
all obligations of Party B are limited in recourse to the Charged Property and no sum shall be payable by or on behalf of Party B to it except in accordance with the provisions of the Trust Deed and Security Agreement; and

(ii)
it shall not institute or join any other person or entity in instituting against, or with respect to, Party B or any of its general partners any bankruptcy or insolvency event so long as any Covered Bonds issued by Royal Bank of Canada under the Programme shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Covered Bonds shall have been outstanding.  The foregoing provision shall survive the termination of this Agreement by either party.

(o)
Transfers. Section 7 of this Agreement shall not apply to Party A and, for all purposes of this Agreement including Section 6(b)(ii), Party A shall be required to comply with, and shall be bound by, the following:

Party A may transfer all its interest and obligations in and under this Agreement, upon providing five Local Business Days’ prior written notice to Party B and the Bond Trustee, to any other entity (a “Transferee”) provided that:

(i)
the Transferee’s short-term unsecured and unsubordinated debt obligations are then rated not less than “A-1” by S&P (or “A-2” by S&P if such Transferee is a Financial Institution), “P-1” by Moody’s, “F-1” by Fitch or “R-1 (middle)” by DBRS, or if no short-term rating is then available, its long term unsecured and unsubordinated debt obligations are then rated not less than “A+” by S&P (or “BBB+” by S&P if such Transferee is a Financial Institution), “A-2” by Moody’s, “A” by Fitch or “A (high)” by DBRS or such Transferee’s obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than “A-1” by S&P (or “A-2” by S&P if such guarantor is a Financial Institution), “P-1” by Moody’s, “F-1” by Fitch or “R-1 (middle)” by DBRS or, if no short-term rating is then available, its long term unsecured and unsubordinated debt obligations are then rated not less than “A+” by S&P (or “BBB+” by S&P if such guarantor is a Financial Institution), “A-2” by Moody’s, “A” by Fitch or “A (high)” by DBRS (or if the Transferee is not rated by a Rating Agency, at such equivalent rating by another internationally recognised rating agency as is acceptable to such rating agency); and

(ii)
as of the date of such transfer, the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of any Tax under this Agreement without being required to pay an additional amount in respect of such Tax in accordance with Section 2(d)(i)(4) of the Agreement;

(iii)	a Termination Event or an Event of Default will not occur under this Agreement as a result of such transfer;

(iv)
no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Guarantor LP Payment Date (as defined in the Master Definitions and Construction Agreement) as a result of such transfer; and

(v)	a Rating Agency Confirmation (as defined in the Master Definitions and Construction Agreement) shall have been obtained or deemed to have been obtained.

Following such transfer all references to Party A shall be deemed to be references to the Transferee.  Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A shall not be permitted to transfer (by way of security or otherwise) this Agreement or any interest or obligation in or under this Agreement without the prior written consent of the Bond Trustee.

(p)
Payment on transfer of the swap to a replacement swap counterparty.  If Party A is replaced by a replacement swap counterparty and the replacement swap counterparty is required to pay an amount to take over Party A’s role, Party B acknowledges that such amount(s) shall be paid directly by the replacement swap counterparty to Party A, without it being applied in whole or in part to pay any other Secured Party (as defined in the Master Definitions and Construction Agreement) or any other party both prior to or subsequent to the enforcement of security given pursuant to the Security Agreement (as defined in the Master Definitions and Construction Agreement), to the extent that a termination payment is owed to Party A.

(q)
Gross Up.  Section 2(d) shall apply to Party A but shall not apply to Party B.  Party B shall at all relevant times remain a person who is not a non-resident of Canada for the purposes of the Income Tax Act (Canada).

(r)
Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any Party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the Parties.  The Parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition. Notwithstanding the foregoing, this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to or is used in or in connection with any such section) is held to be prohibited or unenforceable and it shall be understood that this severability provision will not affect the “single agreement” concept of Section 1(c).

(s)	Waiver of Set-Off. Section 6(f) shall not apply to Party A or Party B.

(t)	Amendments. Section 9 shall be amended by adding the following sentence to the end thereof:

“In addition, any such amendment, modification or waiver shall only be effected if a Rating Agency Confirmation has been obtained with respect thereto.”

(u)	Rights of Third Parties. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term hereof.

(v)
Reference to and Effect on Original Master Agreement.  This Agreement is and shall for all purposes be deemed to be an amendment and restatement of the terms of the Covered Bonds 2002 ISDA Master Agreement dated as of October 25, 2007 between the parties hereto (the “Original Master Agreement”).  Any reference to “this Agreement” in this Agreement, any Transaction or Confirmation and any reference to the Original Master Agreement in any and all other agreements, documents and instruments delivered by the parties in connection with the Covered Bonds shall mean and be a reference to the Original Master Agreement as amended by this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.

ROYAL BANK OF CANADA (in its capacity as Party A)	RBC COVERED BOND GUARANTOR LIMITED PARTNERSHIP, by its managing general partner, RBC COVERED BOND GP INC. (in its capacity as Party B)

By: /s/ James Salem	By: /s/ David Power

Name: James Salem	Name: David Power
Title: Senior Vice-President and Treasurer	Title: President and Secretary
Date: April 19, 2011	Date: April 19, 2011

ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

Amended and Restated Covered Bonds
2002 Master Agreement

dated as of April 19, 2011

between

Royal Bank of Canada	and	RBC Covered Bond Guarantor Limited Partnership
(“Party A”)		(“Party B”)

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule.   For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

Paragraph 1.  Interpretation

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex.  In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail.  For the avoidance of doubt, references to “transfer” in this Annex mean, in relation to cash, payment, and in relation to the assets, delivery.

Paragraph 2.  Credit Support Obligations

(a)           Delivery Amount.  Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor’s Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)).  Unless otherwise specified in Paragraph 11(b), the “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which:

(i)            the Credit Support Amount

exceeds

(ii)           the Value as of that Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b)           Return Amount.  Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee’s Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly.  Unless otherwise specified in Paragraph 11(b), the “Return Amount” applicable to the Transferee for any Valuation Date will equal the amount by which:

(i)            the Value as of that Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

exceeds

(ii)           the Credit Support Amount.

Paragraph 3.  Transfers, Calculations and Exchanges

(a)           Transfers.  All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

(i)            in the case of cash, by transfer into one or more bank accounts specified by the recipient;

(ii)           in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party’s legal and beneficial title to the recipient; and

(iii)          in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party’s legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b)           Calculations.  All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)           Exchanges.

(i)            Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the “New Credit Support”) in exchange for certain Eligible Credit Support (the “Original Credit Support”) specified in that notice comprised in the Transferor’s Credit Support Balance.

(ii)           If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the “Exchange Date”); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

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Paragraph 4.  Dispute Resolution

(a)           Disputed Calculations or Valuations.  If a party (a “Disputing Party”) reasonably disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

(1)           the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

(2)           in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

(3)           the parties will consult with each other in an attempt to resolve the dispute; and

(4)           if they fail to resolve the dispute by the Resolution Time. then:

(i)           in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)           utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

(B)           calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent’s original calculations will be used for the Transaction; and

(C)           utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

(ii)           in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time.  The appropriate party will, upon demand following such notice given the Valuation Agent or resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b)           No Event of Default.  The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out.  For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5.  Transfer of Title, No Security Interest, Distributions and Interest Amount

(a)           Transfer of Title.  Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

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(b)           No Security Interest.  Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)           Distributions and Interest Amount.

(i)            Distributions.  The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions (“Equivalent Distributions”) to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

(ii)           Interest Amount.  Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6.  Default

If any Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e).  For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

Paragraph 7.  Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien encumbrance or other restriction (other than lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8.  Expenses

Each party will pay its own costs and expenses (including any stamp, transfer, or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9.  Miscellaneous

(a)           Default Interest.  Other than in the case of an amount which is the subject of dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)           Good Faith and Commercially Reasonable Manner.  Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

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(c)           Demands and Notices.  All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d)           Specifications of Certain Matters.  Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10.  Definitions

As used in this Annex:

“Base Currency” means the currency specified as such in Paragraph 11(a)(i).

“Base Currency Equivalent” means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency and, in the case of an amount denominated in a currency other than the Base Currency (the “Other Currency”), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

“Credit Support Amount”  means, with respect to a Transferor on a Valuation Date, (i) the Transferee’s Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

“Credit Support Balance”  means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6.  Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

“Delivery Amount”  has the meaning specified in Paragraph 2(a).

“Disputing Party”  has the meaning specified in Paragraph 4.

“Distributions”  means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

“Distribution Date”  means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

“Eligible Credit Support”  means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in party of such securities by the relevant issuer.

“Eligible Currency”  means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

“Equivalent Credit Support”  means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

“Equivalent Distributions”  has the meaning specified in Paragraph 5(c)(i).

“Exchange Date”  has the meaning specified in Paragraph 11(d).

“Exposure”  means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

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“Independent Amount”  means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if not amount is specified, zero.

“Interest Amount”  means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

(x)           the amount of cash in such currency on that day; multiplied by

(y)           the relevant Interest Rate in effect for that day; divided by

(z)           360 (or, in the case of pounds sterling, 365).

“Interest Period”  means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

“Interest Rate”  means with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

“Local Business Day”, unless otherwise specified in Paragraph 11(h), means:

(i)            in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

(ii)           in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose.

(iii)          in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

(iv)          in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

“Minimum Transfer Amount”  means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

“New Credit Support”  has the meaning specified in Paragraph 3(c)(i).

“Notification Time”  has the meaning specified in Paragraph 11(c)(iv).

“Recalculation Date”  means the Valuation Date that gives rise to the dispute under Paragraph 4; provided however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 2.

“Resolution Time”  has the meaning specified in Paragraph 11(c)(i).

“Return Amount”  has the meaning specified in Paragraph 2(b).

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“Settlement Day”  means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

“Threshold”  means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

“Transferee”  means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

“Transferor”  means, in relation to a Transferee, the other party.

“Valuation Agent”  has the meaning specified in Paragraph 11(c)(i).

“Valuation Date”  means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

“Valuation Percentage”  means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

“Valuation Time”  has the meaning specified in Paragraph 11(c)(iii).

“Value”  means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

(i)           Eligible Credit Support comprised in a Credit Support Balance that is:

(A)           an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

(B)           a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

(ii)          items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

Paragraph 11. Elections and Variables

(a)           Base Currency and Eligible Currency.

(i)	“Base Currency” means CAD.

(ii)	“Eligible Currency” means the Base Currency and each other currency specified here: US Dollars.

(b)           Credit Support Obligations.

(i)            Delivery Amount, Return Amount and Credit Support Amount.

(A)
“Delivery Amount”: Paragraph 2(a) shall apply, except that the words, “upon a demand made by the Transferee” shall be deleted and the word “that” on the second line of Paragraph 2(a) shall be replaced with the word “a”.

(B)	“Return Amount” has the meaning as specified in Paragraph 2(b).

(C)
“Credit Support Amount” has the meaning specified under the relevant definition of Ratings Agency Requirement.  In circumstances where more than one of the Ratings Agency Requirements apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Agency Requirement which would result in Party A transferring the greatest amount of Eligible Credit Support.  Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Agency Requirement set out below.

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(ii)	Eligible Credit Support. The following items will qualify as “Eligible Credit Support” for Party A:

	Collateral Type	Valuation Percentages in respect of Moody’s	Valuation Percentages in respect of S&P	Valuation Percentages in respect of Fitch	Valuation Percentages in respect of DBRS
(A)	Cash in:
(i)	a Base Currency;	100%	93.55%	100%	100%
(ii)	US Dollars.	100%	95.09%	100%	100%
(B)
Negotiable debt obligations denominated in US Dollars issued by the U.S. Treasury Department (with local and foreign currency issuer ratings equal to or greater than AAA by S&P, AA- by Fitch and Aa3 by Moody’s) having a remaining time to maturity of:
		In relation to residual maturity as set out in the corresponding order under Collateral Type:	In relation to residual maturity as set out in the corresponding order under Collateral Type:	In relation to residual maturity as set out in the corresponding order under Collateral Type:	In relation to residual maturity as set out in the corresponding order under Collateral Type:
(i)	not more than one year;	99%	94.04%	97.5%	99%
(ii)	more than one year but not more than 5 years;	To be agreed between Party A and Moody’s	93.19%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(iii)	more than 5 years but not more than 7 years;	To be agreed between Party A and Moody’s	89.1%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(iv)	more than 7 years but not more than 10 years;	To be agreed between Party A and Moody’s	88.05%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(v)	more than 10 years but less than 20 years; or	To be agreed between Party A and Moody’s	86.63%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(vi)	more than 20 years.	To be agreed between Party A and Moody’s	84.25%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(C)
Treasury bills denominated in CAD issued by the Government of Canada (with local and foreign currency issuer ratings equal to or greater than AAA by S&P, AA- by Fitch and Aa3 by Moody’s) having a remaining time to maturity of:

(i)	not more than one year;	99%	92.61%	97.5%	99%
(ii)	more than one year but not more than 3 years;	To be agreed between Party A and Moody’s	90.65%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(iii)	more than 3 years but not more than 5 years;	To be agreed between Party A and Moody’s	88.22%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(iv)	more than 5 years but not more than 7 years;	To be agreed between Party A and Moody’s	84.2%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS

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	Collateral Type	Valuation Percentages in respect of Moody’s	Valuation Percentages in respect of S&P	Valuation Percentages in respect of Fitch	Valuation Percentages in respect of DBRS
(v)	more than 7 years but not more than 10 years; or	To be agreed between Party A and Moody’s	82.04%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(iv)	more than 10 years.	To be agreed between Party A and Moody’s	73.72%	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS
(D)	Commercial Paper denominated in an Eligible Currency (with a rating equal to or greater than A-1+ by S&P, P-1 by Moody’s and F1+ by Fitch with a remaining time to maturity of less than 3 months.	To be agreed between Party A and Moody’s	0% unless a Rating Agency Confirmation issued by S&P provides otherwise	99.5%	99%
(E)
Such other items as agreed between Party A and the Rating Agencies, from time to time, which Party B can lawfully receive from, and transfer back to, Party A as required, that will qualify as Eligible Credit Support.
		To be agreed between Party A and Moody’s	To be agreed between Party A and S&P	To be agreed between Party A and Fitch	To be agreed between Party A and DBRS

For the avoidance of doubt, where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency.

Where the ratings and/or the Valuation Percentages of the relevant rating agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case maybe, shall apply.

For the purpose of this Annex, references to the “relevant rating agency” shall mean the rating agency whose Ratings Agency Requirement will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

Following a Subsequent Rating Event caused by a downgrade of Party A’s ratings by S&P, the applicable Valuation Percentages set out in the column headed “Valuation Percentages in respect of S&P” shall be divided by 125%.

(iii)          Thresholds.

(A)	“Independent Amount” means, for Party A and Party B, with respect to each Transaction, zero.

(B)	“Threshold” means, for Party A:

infinity, unless (A) (i) an Initial Rating Event AND (ii) Party A has not otherwise complied with Part 5(k)(i) of the Agreement, OR (B) (i) a Subsequent Rating Event has occurred AND (ii) Party A has not otherwise complied with Part 5(k)(ii) of the Agreement, then its Threshold shall be zero.

“Threshold” means, for Party B: infinity.

(C)
“Minimum Transfer Amount” means, with respect to Party A and Party B, CAD 50,000; provided, that if (1) an Event of Default has occurred and is continuing with respect to Party A, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to such party shall be zero.

9

(D)
“Rounding” The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of CAD 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)           Valuation and Timing.

(i)	“Valuation Agent”. means, Party A in all circumstances.

(ii)	“Valuation Date”. means each Local Business Day in Toronto.

(iii)
“Valuation Time”.  means 5.00 p.m. Toronto time on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made at approximately the same time on the same date.

(iv)	“Notification Time”. means by 1:00 p.m., Toronto time, on a Local Business Day.

(d)	Exchange Date. “Exchange Date” has the meaning specified in paragraph 3(c)(ii).

(e)           Dispute Resolution.

(i)	“Resolution Time”. means 1:00 p.m., Toronto time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

(ii)
“Value”.  For the purpose of Paragraph 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

(A)
with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities (“Securities”) the Base Currency Equivalent of the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date;

(B)	with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

(C)
with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

(iii)	“Alternative”. The provisions of Paragraph 4 will apply.

(f)           Distribution and Interest Amount.

(i)	“Interest Rate”. The “Interest Rate” in relation to each Eligible Currency specified below will be:

10

Eligible Currency	Interest Rate

USD
The "Interest Rate" will be the Federal Funds Rate.  "Federal Funds Rate" means, for any day, the rate set forth in H.15 (519) for that day opposite the caption "Federal Funds (Effective)".  If on any day such rate is not yet published in H.15 (519), the rate for such day will be the rate set forth in Composite 3:30 p.m. Quotations for U.S. Government Securities for that day under the caption "Federal Funds / Effective Rate".  If on any day the appropriate rate for such day is not yet published in either H.15 (519) or Composite 3:30 p.m. Quotations for U.S. Government Securities, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight U.S. Dollar Federal funds arranged by three leading brokers of U.S. Dollar Federal funds transactions in New York City selected jointly by Party A and Party B prior to 9:00 a.m., New York City time, on such day.  "H.15 (519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System.  "Composite 3:30 p.m. Quotations for U.S. Government Securities" means the daily statistical release designated as such, or any successor publication, published by the Federal Reserve Bank of New York.

CAD
The "Interest Rate" will be the Bank of Canada Target Rate.  "Bank of Canada Target Rate" means, for any day, the bank rate set by the Bank of Canada and which can be found on the Bank of Canada’s Web page http://www.bankofcanada.ca/en/monetary/ target.html on the relevant day.

(ii)
“Transfer of Interest Amount”.  The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month to the extent that Party B has earned and received such amount of interest and that a Delivery Amount would not be created or increased by that transfer, and on any other Local Business Day on which Equivalent Credit Support is transferred to the Transferor pursuant to Paragraph 2(b), provided that Party B shall only be obliged to transfer any Interest Amount to Party A to the extent that it has received such amount.

(iii)
“Alternative to Interest Amount”.  The provisions of Paragraph 5(c)(ii) will apply.  For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

(iv)	“Interest Amount”. The definition of “Interest Amount” shall be deleted and replaced with the following:

“Interest Amount” means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

(x)
the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

(y)	the relevant Interest Rate; divided by

(z)	360 (or in the case of pounds sterling, 365).

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(g)           Addresses for Transfers.

Party A:

USD Cash
Royal Bank of Canada
c/o JPMorgan Chase Bank, N.A.
Account number: 001-153152
For the account Royal Bank of Canada, New York Branch
Ref: RBC Covered Bond Guarantor Limited Partnership

CAD Cash

To be advised.

Party B:

To be advised, provided that, if at any time that any of the Covered Bonds then outstanding have been assigned a rating by S&P the custodian of such account, being a financial institution, ceases to have a short-term rating assigned by S&P of at least “A-1” or, if such financial institution does not have a short-term rating, a long-term rating assigned by S&P of at least “A+”, Party B shall, within 30 calendar days designate an alternative financial institution to act as its custodian, which replacement custodian shall have a short-term rating assigned by S&P of at least “A-1” or, if such financial institution does not have a short-term rating, a long-term rating assigned by S&P of at least “A+”.

(h)	Other Provisions.

(i)           Transfer Timing.

(A)	The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

“Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day.”

(B)	The definition of Settlement Day shall be deleted and replaced with the following:

“Settlement Day” means the next Local Business Day after the Demand Date”.

(C)	For the purposes of this Paragraph 11(h)(i):

“Demand Date” means, with respect to a transfer by a party:

(i)
in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date.  For the avoidance of doubt, for the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support; and

(ii)	in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange.

For the avoidance of doubt, on each Demand Date the Transferor shall deliver to the Transferee and the Trustee a statement showing the amount of Eligible Credit Support to be delivered.

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(ii)	Early Termination.

The heading for Paragraph 6 shall be deleted and replaced with “Early Termination” and the following shall be added after the word “Default” in the first line of Paragraph 6, “or a Termination Event in relation to all (but not less than all) Transactions”.  The words "or an Affected Party" shall be added after the word "Party" in the fourth line of Paragraph 6.

(iii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(iv)	Cumulative Rights.

The rights, powers and remedies of the Transferee under this Annex shall be in addition to all rights, powers and remedies given to the Transferee by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Transferee in the Credit Support Balance created pursuant to this Annex.

(v)	Single Transferor and Single Transferee.

Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term “Transferee” as used in this Annex means only Party B; (b) the term “Transferor” as used in this Annex means only Party A; (c) only Party A will be required to make transfers of Eligible Credit Support under Paragraph 2(a); and (d) in the calculation of any Credit Support Amount, where the Transferee’s Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

(vi)	Ratings Agency Requirement.

“Rating Agency Requirement” means the Moody’s Requirements, the S&P Requirements, the DBRS Requirements and the Fitch Requirements, as defined below.

(i)            Moody’s Requirements.

“Credit Support Amount” shall equal, with respect to a Transferor on a Valuation Date, (A) the greater of:

(i)	zero;

(ii)	the aggregate amount of the Next Payments (each determined based on the rates prevailing on such Valuation Date) for all Next Payment Dates; and

(iii)	the sum of (x) the Transferee's Exposure and (y) the aggregate of the Moody’s Additional Amounts for all Transactions,

less (B) the Threshold for Party A.

“Moody's Additional Amount” means:

(A)
in respect of any Transaction that is both a cross-currency hedge and an Optionality Hedge, the lesser of (x) the sum of (1) the product of Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and the Moody's Cross Currency Notional Amount Lower Multiplier and (2) the product of the Moody's  Cross Currency DV01 Multiplier (Optionalilty) and the Transaction Cross Currency DV01 for such Transaction and (y) the product of the Moody's  Cross Currency Notional Amount Higher Multiplier (Optionality) and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

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(B)
in respect of any Transaction that is a cross-currency hedge and is not an Optionality Hedge, the lesser of (x) the sum of (1) the product of Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and the Moody's Cross Currency Notional Amount Lower Multiplier and (2) the Moody's Cross Currency DV01 Multiplier and the Transaction Cross Currency DV01 for such Transaction and (y) the product of the Moody's Cross Currency Notional Amount Higher Multiplier and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

(C)
in respect of any Transaction that is not a cross-currency hedge and is an Optionality Hedge, the lesser of (x) the product of the Moody's Single Currency DV01 Multiplier (Optionality) and the Transaction Single Currency DV01 for such Transaction and (y) the product of the Moody's Single Currency Notional Amount Multiplier (Optionality) and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; and

(D)
in respect of any Transaction that is neither a cross-currency hedge nor an Optionality Hedge, the lesser of (x) the product of the Moody's Single Currency DV01 Multiplier and the Transaction Single Currency DV01 for such Transaction and (y) the product of the Moody's  Single Currency Notional Amount Multiplier and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

“Moody's Cross Currency DV01 Multiplier” means, (A) if each Local Business Day is a Valuation Date, 15 and (B) otherwise, 25.

“Moody's Cross Currency DV01 Multiplier (Optionality)” means, (A) if each Local Business Day is a Valuation Date, 30 and (B) otherwise, 40.

“Moody's Cross Currency Notional Amount Higher Multiplier” means, (A) if each Local Business Day is a Valuation Date, 0.09 and (B) otherwise, 0.1.

“Moody's Cross Currency Notional Amount Higher Multiplier (Optionality)”  means, (A) if each Local Business Day is a Valuation Date, 0.11 and (B) otherwise, 0.12.

“Moody's Cross Currency Notional Amount Lower Multiplier” means, (A) if each Local Business Day is a Valuation Date, 0.06 and (B) otherwise, 0.07.

“Moody's Single Currency DV01 Multiplier” means, (A) if each Local Business Day is a Valuation Date, 50 and (B) otherwise, 60.

“Moody's Single Currency DV01 Multiplier (Optionality)” means, (A) if each Local Business Day is a Valuation Date, 65 and (B) otherwise, 75.

“Moody's Single Currency Notional Amount Multiplier” means, (A) if each Local Business Day is a Valuation Date, 0.08 and (B) otherwise, 0.09.

“Moody's  Single Currency Notional Amount Multiplier (Optionality)” means, (A) if each Local Business Day is a Valuation Date, 0.10 and (B) otherwise, 0.11.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the Base Currency Equivalent of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less the Base Currency Equivalent of any payments due to be made by Party B under Section 2(a) on such Next Payment Date and (ii) zero.

14

“Next Payment Date” means each date on which the next scheduled payment under any Transaction (other than the Transaction constituted by this Annex) is due to be paid.

“Optionality Hedge” means any Transaction that is a cap, floor, swaption, or a Transaction-Specific Hedge.

“Transaction Cross Currency DV01” means, with respect to a Transaction and any date of determination, the greater of (i) the estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve (denominated in the currency of Party A's payment obligations under such Transaction) on such date and (ii) the estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve (denominated in the currency of Party B's payment obligations under such Transaction) on such date, in each case as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent.

“Transaction Notional Amount” means (A) in respect of any Transaction that is a cross currency hedge, the Base Currency Equivalent of the Currency Amount applicable to Party A’s payment obligations  and (B) in respect of any other Transaction, the Base Currency Equivalent of the Notional Amount.

“Transaction Single Currency DV01” means, with respect to a Transaction and any date of determination, the estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent.

“Transaction-Specific Hedge” means any Transaction in respect of which the Transaction Notional Amount for each Calculation Period is “balance guaranteed” or otherwise not an amount that is fixed at the inception of the Transaction.

(ii)            S&P Requirements.

“Credit Support Amount” shall mean, with respect to a Transferor on a Valuation Date, an amount equal to the greater of (x) zero and (y) the sum of (A) (i) before the occurrence of a Subsequent Rating Event with respect to Party A, the Transferee's Exposure on such Valuation Date, or (ii) on and following the occurrence of a Subsequent Rating Event with respect to Party A, the Transferee’s Exposure on such Valuation Date multiplied by 125% minus (B) the Threshold for Party A.

(iii)          Fitch Requirements.

“Credit Support Amount” shall mean at any time for the purposes of the Fitch Requirements with respect to a Transferor on a Valuation Date the result of the following formula:

max[MV plus VC multiplied by 105 per cent multiplied by N;0]

where:

“max” means maximum;

“MV” means the Transferee’s Exposure;

“VC” means the applicable volatility cushion at that time determined by reference to percentages set out in the relevant table in Appendix A or, if the applicable volatility cushion is not set out therein, any document containing applicable volatility cushions that has been officially designated therefor and promptly supplied to Party A, upon its request, by Fitch (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the Loans beneficially owned by Party B); and

15

“N” means the Transaction Notional Amount at that time.

(iv)          DBRS Requirements.

“Credit Support Amount” shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, if the long-term unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below “A (high)” by DBRS, or if the short-term unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below “R-1(middle)” by DBRS, Party A shall propose in writing to DBRS the additional amount, if any, that the Credit Support Amount should increase to due to such downgrade event and, within a reasonable time, DBRS will confirm in writing that such additional amount is sufficient to maintain the DBRS rating of the applicable series of the Royal Bank of Canada’s €15 billion Global Covered Bond Programme.

(vii)	Calculations.

Paragraph 3(b) of this Annex shall be amended by inserting the words “and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request” after the word “calculations” in the third line thereof.

(viii)	Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

(ix)	Exposure.

For the purpose of calculating “Exposure” in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers; provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-makers are available, then the Valuation Agent’s estimates at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of Exposure shall be used by the Valuation Agent.

(x)	Events of Default.

No event or circumstance that would otherwise constitute an Event of Default shall constitute an Event of Default if such event or circumstance occurs by reason of the absence of information then required to be provided, supplied or otherwise agreed with any Rating Agency, including, without limitation, volatility cushions, valuation percentages, any credit support amount or any  element required to perform any calculation hereunder, unless and until such information has been provided by the relevant Rating Agency and such event or circumstance is continuing three Business Days thereafter.

(xi)	Definitions.

As used in this Annex, the following terms shall mean:

“Cross-Currency Swap” means any cross-currency swap rate transaction between Party A and Party B entered into pursuant to the Agreement as evidenced by a Confirmation;

“DBRS” means DBRS Limited and includes any successors;

“Fitch” means Fitch Ratings Ltd and includes any successors thereto;

“Interest Rate Cap” means any interest rate cap transaction entered into pursuant to the Agreement between Party A and Party B as evidenced by a Confirmation;

16

“Interest Rate Swap” means any interest rate swap transaction entered into pursuant to the Agreement between Party A and Party B as evidenced by a Confirmation;

“Libor Basis Swap” means any libor basis swap transaction between Party A and Party B entered into pursuant to the Agreement as evidenced by a Confirmation.

“Moody’s” means Moody’s Investors Service Limited and includes any successors thereto;

“Rating Agencies” means Moody’s, S&P, DBRS and Fitch;

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

“Transaction” means a Transaction entered into pursuant to this Agreement; and

“Transaction Notional Amount” means in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of a Cross Currency Swap Transaction, or in respect of an Interest Rate Swap Transaction, the Notional Amount of such Interest Rate Swap Transaction, each as at such Valuation Date.

17

Appendix A – Fitch Volatility Cushions

Where the Collateralized Transaction is a CAD interest rate swap transaction:

Weighted Average Life (Years)	A-/BBB+	A+/A	AA- or better
Basis Swap	0.1%	0.1%	0.1%
1	0.2%	0.3%	0.5%
2	0.5%	0.7%	1.2%
3	0.8%	1.0%	1.8%
4	1.0%	1.2%	2.2%
5	1.2%	1.5%	2.6%
6	1.3%	1.7%	2.9%
7	1.5%	1.9%	3.4%
8	1.6%	2.0%	3.6%
9	1.7%	2.2%	3.8%
10	1.8%	2.3%	4.1%

Where the Collateralized Transaction is a CAD/USD cross currency swap transaction:

Weighted Average Life (Years)	A-/BBB+	A+/A	AA- or better
Basis Swap	2.6%	3.3%	4.2%
1	2.6%	3.3%	4.3%
2	2.7%	3.4%	4.3%
3	2.8%	3.4%	4.5%
4	2.9%	3.6%	4.6%
5	3.0%	3.7%	4.8%
6	3.1%	3.9%	5.0%
7	3.3%	4.1%	5.3%
8	3.4%	4.2%	5.5%
9	3.5%	4.4%	5.7%
10	3.7%	4.6%	5.9%

Where the Collateralized Transaction is a CAD/GBP cross currency swap transaction:

Weighted Average Life (Years)	A-/BBB+	A+/A	AA- or better
Basis Swap	3.1%	3.8%	7.1%
1	3.1%	3.8%	7.1%
2	3.1%	3.8%	7.2%
3	3.2%	3.9%	7.3%
4	3.2%	3.9%	7.4%
5	3.3%	4.0%	7.5%
6	3.3%	4.1%	7.6%
7	3.4%	4.1%	7.7%
8	3.4%	4.2%	7.8%
9	3.5%	4.3%	8.0%
10	3.5%	4.3%	8.1%

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Where the Collateralized Transaction is a CAD/EUR cross currency swap transaction:

Weighted Average Life (Years)	A-/BBB+	A+/A	AA- or better
Basis Swap	3.3%	4.3%	5.6%
1	3.4%	4.3%	5.7%
2	3.5%	4.5%	5.9%
3	3.6%	4.6%	6.0%
4	3.7%	4.7%	6.2%
5	3.8%	4.8%	6.3%
6	3.8%	4.9%	6.4%
7	3.9%	5.0%	6.6%
8	4.0%	5.1%	6.7%
9	4.0%	5.1%	6.8%
10	4.1%	5.2%	6.9%

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Royal Bank of Canada	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

(Name of Party)	(Name of Party)

By: /s/ James Salem	By: /s/ David Power
Name: James Salem	Name: David Power
Title: Senior Vice-President and Treasurer	Title: President and Secretary
Date: April 19, 2011	Date: April 19, 2011

Covered Bond Swap Confirmation

October 31, 2007

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

Royal Bank Plaza
South Tower, 14th Floor
200 Bay Street
Toronto, Ontario
Canada M5J 2J6

Attn:	Ann Milne, Senior Manager
Fax:	(416) 313-8419

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re €2,000,000,000 4.5 per cent. Covered Bonds due November 2012, Series 1 (ISIN: XS0328142715) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference 1508164/1508161

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of October 25, 2007 (identified on page 1 thereof as the “Covered Bonds 2002 Master Agreement”), as amended and supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Master Definitions and Construction Agreement dated October 25, 2007 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	November 5, 2007.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series 1.

Termination Date:
The earlier of:

(a)       the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series 1 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)       the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series 1.

Currency Swap Transaction Exchange Rate:	EUR/CAD : 1.4218365.

Business Day:	London, Toronto and TARGET Settlement Day.

Floating Amounts

Floating Rate Payer:	Party B.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)       the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)      the Party B Day Count Fraction; and

(c)       the Party B Floating Rate.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the product of (x) the Party A Currency Amount on the first day of such Guarantor LP Calculation Period and (y) the Currency Swap Transaction Exchange Rate.

2

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.2267 per cent. per annum.

Party A Amounts

Fixed Payer:	Party A.

Party A Currency Amount:
In respect of each Swap Provider Calculation Period, an amount in euros equal to the Party A Notional Amount minus the aggregate of each Party A Interim Exchange Amount paid on or prior to the first day of such Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:	November 5 of each year until the Scheduled Termination Date, commencing November 5, 2008.

Party A Notional Amount:	€2,000,000,000.

Party A Payment Amount:
On each Swap Provider Payment Date, Party A will pay to Party B the product of:

(a)       the Party A Currency Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)       the Party A Day Count Fraction; and

(c)       the Party A Fixed Rate.

Party A Fixed Rate:	4.5% per annum.

3

Party A Day Count Fraction:	Actual/Actual (ICMA).

Party A Business Days:	London, TARGET Settlement Day and Toronto.

Party A Business Day Convention:	Modified Following.

Interim Exchanges

Interim Exchange Date:
If (a) an Extended Due for Payment Date is specified as applicable in the Final Terms for Series 1 and (b) Party B has notified Party A that the payment of any or all of the Final Redemption Amount for such Series shall be deferred until the Extended Due for Payment Date pursuant to Condition 6.01 of the Final Terms for such Series, then each Interest Payment Date for such Series falling after the Final Maturity Date up to (and including) the relevant Extended Due for Payment Date for which Party B has provided at least three Business Days’ prior notice of the related Party B Interim Exchange Amount.

Party A Interim Exchange Amount:
With respect to an Interim Exchange Date, the amount in euros notified by Party B to Party A as being the portion of the Final Redemption Amount for Series 1 that Party B shall pay pursuant to Condition 6.01 of the Final Terms for such Series.

Party B Interim Exchange Amount:	With respect to an Interim Exchange Date, the Party A Interim Exchange Amount for such Interim Exchange Date converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Final Exchanges

Final Exchange Date:
If Party B is required to pay a Final Redemption Amount for Series 1 on any day pursuant to Condition 7.02 of the Final Terms of such Series and provides at least three Business Days’ prior notice thereof to Party A, then the day so specified in such notice.

Party A Final Exchange Amount:
The amount in euros notified by Party B to Party A as being the Final Redemption Amount for Series 1 plus accrued but unpaid interest and any other amount due under such Series (other than additional amounts payable under Condition 8 of the Final Terms for such Series) that Party B shall pay pursuant to Condition 7.02 of the Final Terms for such Series.

Party B Final Exchange Amount:	The Party A Final Exchange Amount converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Other Provisions

Calculation Agent:	Party A.

4

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct.

Account for payments to Party B in euros:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Deutsche Bank AG, Frankfurt DEUTDEFF Royal Bank of Canada, Toronto 5007001095111971000 ROYCCAT31MM

or such other account as Party B may direct.

Contact Details for notices

Party A	Royal Bank of Canada Royal Bank Plaza South Tower, 14th Floor 200 Bay Street Toronto, Ontario Canada M5J 2J5 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 313-8419.

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
Royal Bank Plaza
South Tower, 14th Floor
200 Bay Street
Toronto, Ontario
Canada  M5J 2J5

Attention:                   Ann Milne, Senior Manager

Facsimile No:             (416) 313-8419.

[Remainder of page intentionally left blank]

5

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ Barbara Stymiest
Name:	Barbara Stymiest
Title:	Chief Operating Officer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:	October 31, 2007

Covered Bond Swap Confirmation

January 17, 2008

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

Royal Bank Plaza
South Tower, 14th Floor
200 Bay Street
Toronto, Ontario
Canada M5J 2J6

Attn:	Ann Milne, Senior Manager
Fax:	(416) 313-8419

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re €1,250,000,000 4.625 per cent. Covered Bonds due January 2018, Series CB2 (ISIN: X50340256147) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1526824:1572409

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of October 25, 2007 (identified on page 1 thereof as the “Covered Bonds 2002 Master Agreement”), as amended and supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Master Definitions and Construction Agreement dated October 25, 2007 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	January 22, 2008.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB2.

Termination Date:
The earlier of:

(a)       the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB2 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)       the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB2.

Currency Swap Transaction Exchange Rate:	EUR/CAD: 1.507.

Business Day:	London, Toronto and TARGET Settlement Day.

Floating Amounts

Floating Rate Payer:	Party B.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)        the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)       the Party B Day Count Fraction; and

(c)        the Party B Floating Rate.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the product of (x) the Party A Currency Amount on the first day of such Guarantor LP Calculation Period and (y) the Currency Swap Transaction Exchange Rate.

2

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.33 per cent. per annum.

Party A Amounts

Fixed Payer:	Party A.

Party A Currency Amount:
In respect of each Swap Provider Calculation Period, an amount in euros equal to the Party A Notional Amount minus the aggregate of each Party A Interim Exchange Amount paid on or prior to the first day of such Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:	January 22 of each year until the Scheduled Termination Date, commencing January 22, 2008.

Party A Notional Amount:	€1,250,000,000.

Party A Payment Amount:
On each Swap Provider Payment Date, Party A will pay to Party B the product of:

(a)        the Party A Currency Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)       the Party A Day Count Fraction; and

(c)        the Party A Fixed Rate.

Party A Fixed Rate:	4.625 % per annum.

Party A Day Count Fraction:	Actual/Actual (ICMA).

3

Party A Business Days:	London, TARGET Settlement Day and Toronto.

Party A Business Day Convention:	Modified Following.

Interim Exchanges

Interim Exchange Date:
If (a) an Extended Due for Payment Date is specified as applicable in the Final Terms for Series CB2 and (b) Party B has notified Party A that the payment of any or all of the Final Redemption Amount for such Series shall be deferred until the Extended Due for Payment Date pursuant to Condition 6.01 of the Final Terms for such Series, then each Interest Payment Date for such Series falling after the Final Maturity Date up to (and including) the relevant Extended Due for Payment Date for which Party B has provided at least three Business Days’ prior notice of the related Party B Interim Exchange Amount.

Party A Interim Exchange Amount:
With respect to an Interim Exchange Date, the amount in euros notified by Party B to Party A as being the portion of the Final Redemption Amount for Series CB2 that Party B shall pay pursuant to Condition 6.01 of the Final Terms for such Series.

Party B Interim Exchange Amount:	With respect to an Interim Exchange Date, the Party A Interim Exchange Amount for such Interim Exchange Date converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Final Exchanges

Final Exchange Date:
If Party B is required to pay a Final Redemption Amount for Series CB2 on any day pursuant to Condition 7.02 of the Final Terms of such Series and provides at least three Business Days’ prior notice thereof to Party A, then the day so specified in such notice.

Party A Final Exchange Amount:
The amount in euros notified by Party B to Party A as being the Final Redemption Amount for Series CB2 plus accrued but unpaid interest and any other amount due under such Series (other than additional amounts payable under Condition 8 of the Final Terms for such Series) that Party B shall pay pursuant to Condition 7.02 of the Final Terms for such Series.

Party B Final Exchange Amount:	The Party A Final Exchange Amount converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Other Provisions

Calculation Agent:	Party A.

Account Details

4

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct.

Account for payments to Party B in euros:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Deutsche Bank AG, Frankfurt DEUTDEFF Royal Bank of Canada, Toronto 5007001095111971000 ROYCCAT31MM

or such other account as Party B may direct.

Contact Details for notices

Party A	Royal Bank of Canada Royal Bank Plaza South Tower, 14th Floor 200 Bay Street Toronto, Ontario Canada M5J 2J5 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 313-8419.

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
Royal Bank Plaza
South Tower, 14th Floor
200 Bay Street
Toronto, Ontario
Canada  M5J 2J5

Attention:                    Ann Milne, Senior Manager

Facsimile No:               (416) 313-8419.

[Remainder of page intentionally left blank]

5

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ Barbara Stymiest
Name:	Barbara Stymiest
Title:	Chief Operating Officer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:	January 17, 2008

Covered Bond Swap Confirmation

November 10, 2009

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

Royal Bank Plaza
South Tower, 14th Floor
200 Bay Street
Toronto, Ontario
Canada M5J 2J6

Attn:	Ann Milne, Senior Manager
Fax:	(416) 313-8419

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re CAD$750,000,000 3.27% Covered Bonds due November 10, 2014, Series CB3 (CUSIP: 780085C20, ISIN: CA780085C204, Common Code: 046536665) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1755651:1830571

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of October 25, 2007 (identified on page 1 thereof as the “Covered Bonds 2002 Master Agreement”), as amended and supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Amended and Restated Master Definitions and Construction Agreement dated October 31, 2008 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	October 29, 2009.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB3.

Termination Date:
The earlier of:

(a)       the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB3 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)       the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB3.

Business Day:	Toronto.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the Party A Notional Amount on the first day of such Guarantor LP Calculation Period.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)       the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)       the Party B Day Count Fraction; and

(c)        the Party B Floating Rate.

2

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.45 per cent. per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts

Fixed Payer:	Party A.

Party A Notional Amount:
In respect of each Swap Provider Calculation Period, an amount equal to CAD$750,000,000 minus the aggregate of each portion of the Final Redemption Amount for Series CB3 paid prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
November 10 and May 10 of each year, each day that a portion of the Final Redemption Amount for Series CB3 is payable and the 10th day of each month after the Final Maturity Date for Series CB3, up to and including the Scheduled Termination Date, commencing May 10, 2010.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB3, Party A will pay to Party B the product of:

(a)        the Party A Notional Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)       the Party A Day Count Fraction; and

(c)       the Party A Fixed Rate.

3

On each Swap Provider Payment Date after the Final Maturity Date for Series CB3, Party A will pay to Party B the product of:

(a)       the Party A Notional Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)       the Party A Day Count Fraction; and

(c)       the Party A Floating Rate.

Party A Fixed Rate:	3.27% per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread.

Party A Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party A Spread:	0.45% per annum.

Reset Date:	First Business Day of each Calculation Period.

Party A Day Count Fraction:	Actual/Actual (Canadian Compound Method) (as defined in the Final Terms for Series CB3).

Party A Business Days:	Toronto.

Party A Business Day Convention:	Modified Following.

Other Provisions

Calculation Agent:	Party A.

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct.

Account for payments to Party B in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party B may direct.

4

Contact Details for notices

Party A	Royal Bank of Canada Royal Bank Plaza South Tower, 14th Floor 200 Bay Street Toronto, Ontario Canada M5J 2J5 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 313-8419.

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
Royal Bank Plaza
South Tower, 14th Floor
200 Bay Street
Toronto, Ontario
Canada  M5J 2J5

Attention:           Ann Milne, Senior Manager

Facsimile No:       (416) 313-8419.

[Remainder of page intentionally left blank]

5

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:

Covered Bond Swap Confirmation

March 16, 2010

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attn:	Ann Milne, Senior Manager
Fax:	(416) 976-6056

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re CAD$850,000,000 3.18% Covered Bonds due March 16, 2016, Series CB4 (CUSIP: 780085J49, ISIN: CA 780085J498, Common Code: 049559542) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1802214:1880838

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of October 25, 2007 (identified on page 1 thereof as the “Covered Bonds 2002 Master Agreement”), as amended and supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Amended and Restated Master Definitions and Construction Agreement dated October 31, 2008 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	March 8, 2010.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB4.

Termination Date:
The earlier of:

(a)      the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB4 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)      the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB4.

Business Day:	Toronto.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the Party A Notional Amount on the first day of such Guarantor LP Calculation Period.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)       the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)       the Party B Day Count Fraction; and

(c)       the Party B Floating Rate.

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

2

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.43 per cent. per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts

Fixed Payer:	Party A.

Party A Notional Amount:
In respect of each Swap Provider Calculation Period, an amount equal to CAD$850,000,000 minus the aggregate of each portion of the Final Redemption Amount for Series CB4 paid prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
March 16 and September 16 of each year, each day that a portion of the Final Redemption Amount for Series CB4 is payable and the 16th day of each month after the Final Maturity Date for Series CB4, up to and including the Scheduled Termination Date, commencing September 16, 2010.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB4, Party A will pay to Party B the product of:

(a)        the Party A Notional Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)       the Party A Day Count Fraction; and

(c)        the Party A Fixed Rate.

3

On each Swap Provider Payment Date after the Final Maturity Date for Series CB4, Party A will pay to Party B the product of:

(a)        the Party A Notional Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)        the Party A Day Count Fraction; and

(c)        the Party A Floating Rate.

Party A Fixed Rate:	3.18% per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread.

Party A Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party A Spread:	0.43 per cent. per annum.

Reset Date:	First Business Day of each Calculation Period.

Party A Day Count Fraction:	Actual/Actual (Canadian Compound Method) (as defined in the Final Terms for Series CB4).

Party A Business Days:	Toronto.

Party A Business Day Convention:	Modified Following.

Other Provisions

Calculation Agent:	Party A.

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct.

Account for payments to Party B in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party B may direct.

4

Contact Details for notices

Party A	Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario Canada M5V 3K7 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 976-6056.

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attention:               Ann Milne, Senior Manager

Facsimile No:          (416) 976-6056.

[Remainder of page intentionally left blank]

5

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice-President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	Vice-President, Corporate Treasury
Date:	March 16, 2010

Covered Bond Swap Confirmation

April 14, 2010

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attn:	Ann Milne, Senior Manager
Fax:	(416) 976-6056

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re USD1,500,000,000 3.125% Covered Bonds due 14 April 2015, Series CB5 (144A CUSIP: 78009CAA8, Reg S CUSIP: C80087BC9,  Reg S ISIN: USC80087BC95, Reg S Common Code: 050171493) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1815279. I

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of October 25, 2007 (identified on page 1 thereof as the “Covered Bonds 2002 Master Agreement”), as amended and supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the amended and restated Master Definitions and Construction Agreement dated March 26, 2010 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	April 7, 2010.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB5.

Termination Date:
The earlier of:

(a)       the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB5 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)       the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB5.

Currency Swap Transaction Exchange Rate:	USD/CAD: 1.0051.

Business Day:	New York, Toronto and London.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)     the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)      the Party B Day Count Fraction; and

(c)       the Party B Floating Rate.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the product of (x) the Party A Currency Amount on the first day of such Guarantor LP Calculation Period and (y) the Currency Swap Transaction Exchange Rate.

2

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.40 % per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts

Fixed Payer:	Party A.

Party A Currency Amount:
In respect of each Swap Provider Calculation Period, an amount in USD equal to the Party A Notional Amount minus the aggregate of each Party A Interim Exchange Amount paid on or prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
April 14 and October 14 of each year commencing October 14, 2010, each day that a portion of the Final Redemption Amount for Series CB5 is payable, and the 14th day of each month after the Final Maturity Date for Series CB5, up to and including the Scheduled Termination Date.

Party A Notional Amount:	USD1,500,000,000.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB5, Party A will pay to Party B the product of:

(a)      the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

3

(b)       the Party A Fixed Rate Day Count Fraction; and

(c)        the Party A Fixed Rate.

On each Swap Provider Payment Date after the Final Maturity Date for Series CB5, Party A will pay to Party B the product of:

(a)        the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)       the Party A Floating Rate Day Count Fraction; and

(c)        the Party A Floating Rate.

Party A Fixed Rate Day Count Fraction:	30/360.

Party A Fixed Rate:	3.125 % per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread.

Party A Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	1 month.

Party A Spread:	0.36625% per annum.

Reset Date:	Second London Business Day prior to the start of each Swap Provider Calculation Period.

Party A Floating Rate Day Count Fraction:	Actual/360.

Party A Business Days:	New York, Toronto and London.

Party A Business Day Convention:	Unadjusted until and on the Final Maturity Date and thereafter Modified Following.

Interim Exchanges

Interim Exchange Date:
If (a) an Extended Due for Payment Date is specified as applicable in the Final Terms for Series CB5 and (b) Party B has notified Party A that the payment of any or all of the Final Redemption Amount for such Series shall be deferred until the Extended Due for Payment Date pursuant to Condition 6.01 of the Final Terms for such Series, then each Interest Payment Date for such Series falling after the Final Maturity Date up to (and including) the relevant Extended Due for Payment Date for which Party B has provided at least three Business Days’ prior notice of the related Party B Interim Exchange Amount.

Party A Interim Exchange Amount:
With respect to an Interim Exchange Date, the amount in USD notified by Party B to Party A as being the portion of the Final Redemption Amount for Series CB5 that Party B shall pay pursuant to Condition 6.01 of the Final Terms for such Series.

4

Party B Interim Exchange Amount:	With respect to an Interim Exchange Date, the Party A Interim Exchange Amount for such Interim Exchange Date converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Final Exchanges

Final Exchange Date:
If Party B is required to pay a Final Redemption Amount for Series CB5 on any day pursuant to Condition 7.02 of the Final Terms of such Series and provides at least three Business Days’ prior notice thereof to Party A, then the day so specified in such notice.

Party A Final Exchange Amount:
The amount in USD notified by Party B to Party A as being the Final Redemption Amount for Series CB5 plus accrued but unpaid interest and any other amount due under such Series (other than additional amounts payable under Condition 8 of the Final Terms for such Series) that Party B shall pay pursuant to Condition 7.02 of the Final Terms for such Series.

Party B Final Exchange Amount:	The Party A Final Exchange Amount converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Other Provisions

Calculation Agent:	Party A.

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct.

Account for payments to Party B in USD:

Such account as Party B may direct from time to time.

Contact Details for notices

Party A	Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario Canada M5V 3K7 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 976-6056.

5

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attention:                Ann Milne, Senior Manager

Facsimile No:          (416) 976-6056.

[Remainder of page intentionally left blank]

6

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:

Covered Bond Swap Confirmation

March 30, 2011

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attn:	Ann Milne, Senior Manager
Fax:	(416) 976-6056

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re CAD$1,100,000,000 3.77% Covered Bonds due March 30, 2018, Series CB6 (CUSIP: 780085Y42, ISIN: CA 780085Y422, Common Code: 061283935) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1983389:2080950

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of October 25, 2007 (identified on page 1 thereof as the “Covered Bonds 2002 Master Agreement”), as amended and supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Amended and Restated Master Definitions and Construction Agreement dated March 26, 2010 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	March 23, 2010.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB6.

Termination Date:
The earlier of:

(a)       the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB6 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)      the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB6.

Business Day:	Toronto.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the Party A Notional Amount on the first day of such Guarantor LP Calculation Period.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)      the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)      the Party B Day Count Fraction; and

(c)       the Party B Floating Rate.

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

2

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.76 per cent. per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts

Fixed Payer:	Party A.

Party A Notional Amount:
In respect of each Swap Provider Calculation Period, an amount equal to CAD$1,100,000,000 minus the aggregate of each portion of the Final Redemption Amount for Series CB6 paid prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
March 30 and September 30 of each year, each day that a portion of the Final Redemption Amount for Series CB6 is payable and the 30th day of each month after the Final Maturity Date for Series CB6, up to and including the Scheduled Termination Date, commencing September 30, 2011.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB6, Party A will pay to Party B the product of:

(a)        the Party A Notional Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date;

(b)        the Party A Day Count Fraction; and

(c)        the Party A Fixed Rate.

On each Swap Provider Payment Date after the Final Maturity Date for Series CB6, Party A will pay to Party B the product of:

3

(a)the Party A Notional Amount for the Swap Provider Calculation Period ending on such Swap Provider Payment Date; (b) the Party A Day Count Fraction; and (c) the Party A Floating Rate.

Party A Fixed Rate:	3.77% per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread.

Party A Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party A Spread:	0.76 per cent. per annum.

Reset Date:	First Business Day of each Calculation Period.

Party A Day Count Fraction:	Actual/Actual (Canadian Compound Method) (as defined in the Final Terms for Series CB6).

Party A Business Days:	Toronto.
Party A Business Day Convention:	Modified Following.
Other Provisions
Calculation Agent:	Party A.
Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct.

Account for payments to Party B in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party B may direct.

4

Contact Details for notices

Party A	Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario Canada M5V 3K7 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 976-6056.

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attention:                  Ann Milne, Senior Manager

Facsimile No:             (416) 976-6056.

[Remainder of page intentionally left blank]

5

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:	March 30, 2011

Covered Bond Swap Confirmation

April 21, 2011

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attn:	Ann Milne, Senior Manager
Fax:	(416) 976-6056

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re CHF 50,000,000 2.25% Covered Bonds due April 21, 2021, Series CB7 tranche 1b (ISIN: CH0128554323, Common Code: 061310622, SIX SIS AG, Swiss Security Number 128554232) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1989984:2088240

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of April 19, 2011 (identified on page 1 thereof as the “Amended and Restated Covered Bonds 2002 Master Agreement”), as amended, amended and restated or supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Amended and Restated Master Definitions and Construction Agreement dated April 6, 2011 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	April 8, 2011

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB7.

Termination Date:
The earlier of:

(a)      the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB7 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)      the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB6.

Currency Swap Transaction Exchange Rate:	CHF/CAD: 1.0541.

Business Day:	Zurich, London, New York, Toronto and TARGET Settlement Day.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the product of (x) the Party A Currency Amount on the first day of such Guarantor LP Calculation Period and (y) the Currency Swap Transaction Exchange Rate.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)      the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)      the Party B Day Count Fraction; and

(c)      the Party B Floating Rate.

2

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.80 per cent. per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts
Fixed Payer:	Party A.

Party A Currency Amount:
In respect of each Swap Provider Calculation Period, an amount in CHF equal to the Party A Notional Amount minus the aggregate of each Party A Interim Exchange Amount paid on or prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
April 21 of each year commencing April 21, 2012, each day that a portion of the Final Redemption Amount for Series CB6 is payable and the 21st day of each month after the Final Maturity Date for Series CB7, up to and including the Scheduled Termination Date.

Party A Notional Amount:	CHF50,000,000.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB7, Party A will pay to Party B the product of:

(a)       the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)       the Party A Fixed Rate Day Count Fraction; and

3

(c)        the Party A Fixed Rate.

On each Swap Provider Payment Date after the Final Maturity Date for Series CB7, Party A will pay to Party B the product of:

(a)        the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)       the Party A Floating Rate Day Count Fraction; and

(c)        the Party A Floating Rate.

Party A Fixed Rate Day Count Fraction:	30/360.

Party A Fixed Rate:	2.26% per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread

Party A Floating Rate Option:	CHF LIBOR BBA

Designated Maturity:	1 month.

Party A Spread:	0.267% per annum.

Party A Floating Rate Day Count Fraction:	Actual/360.

Party A Business Days:	Zurich, London, New York, Toronto and TARGET Settlement Day..

Party A Business Day Convention:	Following, unadjusted until and on the Final Maturity Date and thereafter Modified Following.

Interim Exchanges

Interim Exchange Date:
If Party B notifies Party A that the payment of any or all of the Final Redemption Amount for such Series shall be deferred until the Extended Due for Payment Date pursuant to Condition 6.01 of the Final Terms for such Series, then each Interest Payment Date for such Series falling after the Final Maturity Date up to (and including) the relevant Extended Due for Payment Date for which Party B has provided at least three Business Days’ prior notice of the related Party B Interim Exchange Amount.

Party A Interim Exchange Amount:
With respect to an Interim Exchange Date, the amount in CHF notified by Party B to Party A as being the portion of the Final Redemption Amount for Series CB7 that Party B shall pay pursuant to Condition 6.01 of the Final Terms for such Series.

Party B Interim Exchange Amount:	With respect to an Interim Exchange Date, the Party A Interim Exchange Amount for such Interim Exchange Date converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

4

Final Exchanges

Final Exchange Date:
If Party B is required to pay a Final Redemption Amount for Series CB7 on any day pursuant to Condition 7.02 of the Final Terms of such Series and provides at least three Business Days’ prior notice thereof to Party A, then the day so specified in such notice.

Party A Final Exchange Amount:
The amount in CHF notified by Party B to Party A as being the Final Redemption Amount for Series CB7 plus accrued but unpaid interest and any other amount due under such Series (other than additional amounts payable under Condition 8 of the Final Terms for such Series) that Party B shall pay pursuant to Condition 7.02 of the Final Terms for such Series.

Party B Final Exchange Amount:	The Party A Final Exchange Amount converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Other Provisions

Calculation Agent:	Party A.

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct from time to time.

Account for payments to Party B in CHF:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Deutsche Bank AG, Frankfurt DEUTDEFF Royal Bank of Canada, Toronto 5007001095111971000 ROYCCAT31MM

or such other account as Party B may direct.

Contact Details for notices

Party A	Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario Canada M5V 3K7 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 976-6056.

5

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attention:                Ann Milne, Senior Manager

Facsimile No:          (416) 976-6056.

[Remainder of page intentionally left blank]

6

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:	April 21, 2011

Covered Bond Swap Confirmation

April 21, 2011

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attn:	Ann Milne, Senior Manager
Fax:	(416) 976-6056

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re CHF 150,000,000 2.25% Covered Bonds due April 21, 2021, Series CB7 tranche 1a (ISIN: CH0127593140, Common Code: 061310622, SIX SIS AG, Swiss Security Number 12759314) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 1983394:2080955

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of April 19, 2011 (identified on page 1 thereof as the “Amended and Restated Covered Bonds 2002 Master Agreement”), as amended, amended and restated or supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Amended and Restated Master Definitions and Construction Agreement dated April 6, 2011 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	March 24, 2011.

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB7.

Termination Date:
The earlier of:

(a)      the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB7 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)      the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB6.

Currency Swap Transaction Exchange Rate:	CHF/CAD: 1.0738.

Business Day:	Zurich, London, New York, Toronto and TARGET Settlement Day.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the product of (x) the Party A Currency Amount on the first day of such Guarantor LP Calculation Period and (y) the Currency Swap Transaction Exchange Rate.

Party B Payment Amount:
On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

(a)      the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date;

(b)       the Party B Day Count Fraction; and

(c)        the Party B Floating Rate.

2

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.80 per cent. per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts

Fixed Payer:	Party A.

Party A Currency Amount:
In respect of each Swap Provider Calculation Period, an amount in CHF equal to the Party A Notional Amount minus the aggregate of each Party A Interim Exchange Amount paid on or prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
April 21 of each year commencing April 21, 2012, each day that a portion of the Final Redemption Amount for Series CB6 is payable and the 21st day of each month after the Final Maturity Date for Series CB7, up to and including the Scheduled Termination Date.

Party A Notional Amount:	CHF150,000,000.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB7, Party A will pay to Party B the product of:

(a)      the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)      the Party A Fixed Rate Day Count Fraction; and

3

(c)        the Party A Fixed Rate.

On each Swap Provider Payment Date after the Final Maturity Date for Series CB7, Party A will pay to Party B the product of:

(a)        the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)        the Party A Floating Rate Day Count Fraction; and

(c)        the Party A Floating Rate.

Party A Fixed Rate Day Count Fraction:	30/360.

Party A Fixed Rate:	2.26% per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread

Party A Floating Rate Option:	CHF LIBOR BBA

Designated Maturity:	1 month.

Party A Spread:	0.267% per annum.

Party A Floating Rate Day Count Fraction:	Actual/360.

Party A Business Days:	Zurich, London, New York, Toronto and TARGET Settlement Day..

Party A Business Day Convention:	Following, unadjusted until and on the Final Maturity Date and thereafter Modified Following.

Interim Exchanges

Interim Exchange Date:
If Party B notifies Party A that the payment of any or all of the Final Redemption Amount for such Series shall be deferred until the Extended Due for Payment Date pursuant to Condition 6.01 of the Final Terms for such Series, then each Interest Payment Date for such Series falling after the Final Maturity Date up to (and including) the relevant Extended Due for Payment Date for which Party B has provided at least three Business Days’ prior notice of the related Party B Interim Exchange Amount.

Party A Interim Exchange Amount:
With respect to an Interim Exchange Date, the amount in CHF notified by Party B to Party A as being the portion of the Final Redemption Amount for Series CB7 that Party B shall pay pursuant to Condition 6.01 of the Final Terms for such Series.

4

Party B Interim Exchange Amount:	With respect to an Interim Exchange Date, the Party A Interim Exchange Amount for such Interim Exchange Date converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Final Exchanges

Final Exchange Date:
If Party B is required to pay a Final Redemption Amount for Series CB7 on any day pursuant to Condition 7.02 of the Final Terms of such Series and provides at least three Business Days’ prior notice thereof to Party A, then the day so specified in such notice.

Party A Final Exchange Amount:
The amount in CHF notified by Party B to Party A as being the Final Redemption Amount for Series CB7 plus accrued but unpaid interest and any other amount due under such Series (other than additional amounts payable under Condition 8 of the Final Terms for such Series) that Party B shall pay pursuant to Condition 7.02 of the Final Terms for such Series.

Party B Final Exchange Amount:	The Party A Final Exchange Amount converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Other Provisions

Calculation Agent:	Party A.

Account Details

Account for payments to Party A in CAD:
Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct from time to time.

Account for payments to Party B in CHF:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Deutsche Bank AG, Frankfurt DEUTDEFF Royal Bank of Canada, Toronto 5007001095111971000 ROYCCAT31MM

or such other account as Party B may direct.

Contact Details for notices

Party A	Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario Canada M5V 3K7 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 976-6056.

5

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attention:               Ann Milne, Senior Manager

Facsimile No:          (416) 976-6056.

[Remainder of page intentionally left blank]

6

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice-President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President and Secretary
Date:	April 21, 2011

Covered Bond Swap Confirmation

June 28, 2011

To:	RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.

155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attn:	Ann Milne, Senior Manager
Fax:	(416) 976-6056

From:	Royal Bank of Canada

Re:
Covered Bond Transaction (re CHF 225,000,000 2.25% Covered Bonds due April 21, 2021, Series CB7 tranche 2 (ISIN: CH0131221100, Common Code: 061310622, SIX SIS AG, Swiss Security Number 12759314) under €15,000,000,000 Royal Bank of Canada Global Covered Bond Programme unconditionally and irrevocably guaranteed as to payments by RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc.)

And Re:	Trade Reference: 2012775:2113366

Dear Sir or Madam,

The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Royal Bank of Canada (“Party A”) and RBC Covered Bond Guarantor Limited Partnership, acting by its managing general partner, RBC Covered Bond GP Inc. (“Party B”) on the Trade Date specified below (the “Transaction”).  This facsimile constitutes a “Confirmation” as referred to in the Agreement as specified below.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of April 19, 2011 (identified on page 1 thereof as the “Amended and Restated Covered Bonds 2002 Master Agreement”), as amended, amended and restated or supplemented from time to time, between you and us (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.  The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Amended and Restated Master Definitions and Construction Agreement dated April 6, 2011 between Royal Bank of Canada, RBC Covered Bond Guarantor Limited Partnership, Computershare Trust Company of Canada, RBC Covered Bond GP Inc., 6848320 Canada Inc., Deloitte & Touche LLP and each other Person who may from time to time become a party thereto, as amended and supplemented from time to time (the “Master Definitions and Construction Agreement”); and (iii) the Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Master Definitions and Construction Agreement. For the purposes of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	May 31, 2011

Effective Date:	The later of the Covered Bond Guarantee Activation Event Date and the Issue Date for Series CB7 Tranche 2.

Termination Date:
The earlier of:

(a)      the Final Maturity Date for (or, if earlier, the date of redemption in whole, but not in part, of) Series CB7 or, if Party B notifies Party A prior to such Final Maturity Date of its inability to pay in full Guaranteed Amounts corresponding to the Final Redemption Amount for such Series, the final date on which an amount representing the Final Redemption Amount for such Series is paid (but in any event, not later than the Extended Due for Payment Date for such Series, if any) (the “Scheduled Termination Date”); and

(b)      the date designated therefor by the Bond Trustee and notified to Party A and Party B for purposes of realizing the Security in accordance with the Security Agreement and distributing the proceeds therefrom in accordance with the Post-Enforcement Priority of Payments following the enforcement of the Security pursuant to Condition 7.03 of the Final Terms for Series CB6.

Currency Swap Transaction Exchange Rate:	CHF/CAD: 1.03358.

Business Day:	Zurich, London, New York, Toronto and TARGET Settlement Day.

Party B Amounts

Floating Rate Payer:	Party B.

Party B Notional Amount:	For each Guarantor LP Calculation Period, the product of (x) the Party A Currency Amount on the first day of such Guarantor LP Calculation Period and (y) the Currency Swap Transaction Exchange Rate.

Party B Payment Amount:	On each Guarantor LP Payment Date, Party B will pay to Party A the product of:

2

(a) the Party B Notional Amount for the Guarantor LP Calculation Period ending on such Guarantor LP Payment Date; (b) the Party B Day Count Fraction; and (c) the Party B Floating Rate.

Guarantor LP Calculation Period:
Each period from and including a Guarantor LP Payment Date to, but excluding, the next following Guarantor LP Payment Date, provided that (a) the first Guarantor LP Calculation Period begins on, and includes, the Cut-Off Date and (b) the final Guarantor LP Calculation Period shall end on, but exclude, the Scheduled Termination Date.

Party B Day Count Fraction:	Act/365.

Party B Business Day Convention:	Modified Following.

Party B Floating Rate:	Party B Floating Rate Option plus Party B Spread.

Party B Floating Rate Option:	CAD-BA-CDOR.

Designated Maturity:	1 month.

Party B Spread:	0.80 per cent. per annum.

Reset Date:	First Business Day of each Guarantor LP Calculation Period.

Party A Amounts

Fixed Payer:	Party A.

Party A Currency Amount:
In respect of each Swap Provider Calculation Period, an amount in CHF equal to the Party A Notional Amount minus the aggregate of each Party A Interim Exchange Amount paid on or prior to the first day of such Swap Provider Calculation Period.

Swap Provider Calculation Period:
Each period from and including a Swap Provider Payment Date to, but excluding, the next following applicable Swap Provider Payment Date, except that (a) the initial Swap Provider Calculation Period will commence on, and include, the Effective Date and (b) the final Swap Provider Calculation Period will end on, but exclude, the Scheduled Termination Date.

Swap Provider Payment Date:
April 21 of each year commencing April 21, 2012, each day that a portion of the Final Redemption Amount for Series CB7 is payable and the 21st day of each month after the Final Maturity Date for Series CB7, up to and including the Scheduled Termination Date.

3

Party A Notional Amount:	CHF225,000,000.

Party A Payment Amount:
On each Swap Provider Payment Date on or prior to the Final Maturity Date for Series CB7, Party A will pay to Party B the product of:

(a)        the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)        the Party A Fixed Rate Day Count Fraction; and

(c)        the Party A Fixed Rate.

On each Swap Provider Payment Date after the Final Maturity Date for Series CB7, Party A will pay to Party B the product of:

(a)        the Party A Currency Amount for the Swap Provider Calculation Period ending on, but excluding, such Swap Provider Payment Date;

(b)        the Party A Floating Rate Day Count Fraction; and

(c)        the Party A Floating Rate.

Party A Fixed Rate:	2.26% per annum.

Party A Floating Rate:	Party A Floating Rate Option plus Party A Spread

Party A Floating Rate Option:	CHF LIBOR BBA

Designated Maturity:	1 month.

Party A Spread:	0.04% per annum.

Party A Floating Rate Day Count Fraction:	Actual/360.

Party A Business Days:	Zurich, London, New York, Toronto and TARGET Settlement Day.

Party A Business Day Convention:	Following, unadjusted until and on the Final Maturity Date and thereafter Modified Following.

4

Interim Exchanges

Interim Exchange Date:
If Party B notifies Party A that the payment of any or all of the Final Redemption Amount for such Series shall be deferred until the Extended Due for Payment Date pursuant to Condition 6.01 of the Final Terms for such Series, then each Interest Payment Date for such Series falling after the Final Maturity Date up to (and including) the relevant Extended Due for Payment Date for which Party B has provided at least three Business Days’ prior notice of the related Party B Interim Exchange Amount.

Party A Interim Exchange Amount:
With respect to an Interim Exchange Date, the amount in CHF notified by Party B to Party A as being the portion of the Final Redemption Amount for Series CB7 that Party B shall pay pursuant to Condition 6.01 of the Final Terms for such Series.

Party B Interim Exchange Amount:	With respect to an Interim Exchange Date, the Party A Interim Exchange Amount for such Interim Exchange Date converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Final Exchanges

Final Exchange Date:
If Party B is required to pay a Final Redemption Amount for Series CB7 on any day pursuant to Condition 7.02 of the Final Terms of such Series and provides at least three Business Days’ prior notice thereof to Party A, then the day so specified in such notice.

Party A Final Exchange Amount:
The amount in CHF notified by Party B to Party A as being the Final Redemption Amount for Series CB7 plus accrued but unpaid interest and any other amount due under such Series (other than additional amounts payable under Condition 8 of the Final Terms for such Series) that Party B shall pay pursuant to Condition 7.02 of the Final Terms for such Series.

Party B Final Exchange Amount:	The Party A Final Exchange Amount converted into Canadian Dollars at the Currency Swap Transaction Exchange Rate.

Other Provisions

Calculation Agent:	Party A.

5

Account Details

Account for payments to Party A in CAD:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Royal Bank of Canada ROYCCAT2 Royal Bank of Canada, Toronto 036462006443 ROYCCAT31MM

or such other account as Party A may direct from time to time.

Account for payments to Party B in CHF:

Bank: SWIFT: Beneficiary account: Beneficiary account number: Beneficiary SWIFT ID:	Deutsche Bank AG, Frankfurt DEUTDEFF Royal Bank of Canada, Toronto 5007001095111971000 ROYCCAT31MM

or such other account as Party B may direct.

Contact Details for notices

Party A	Royal Bank of Canada 155 Wellington Street West, 14th Floor Toronto, Ontario Canada M5V 3K7 Attention: Ann Milne, Senior Manager Facsimile No.: (416) 976-6056.

Party B
RBC Covered Bond Guarantor Limited Partnership
c/o RBC Covered Bond GP Inc.
155 Wellington Street West, 14th Floor
Toronto, Ontario
Canada M5V 3K7

Attention:                  Ann Milne, Senior Manager
Facsimile No:             (416) 976-6056.

[Remainder of page intentionally left blank]

6

Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.  We are delighted to have executed this Transaction with you and look forward to working with you again.

Time of trading is available upon request.

Yours sincerely,

ROYAL BANK OF CANADA

By:	/s/ James Salem
Name:	James Salem
Title:	Senior Vice-President and Treasurer

Confirmed as of the date first written above:

RBC COVERED BOND GUARANTOR LIMITED
PARTNERSHIP, by its managing general partner,
RBC Covered Bond GP Inc.

By:	/s/ David Power
Name:	David Power
Title:	President
Date:	June 28, 2011